Exhibit 10.11

BAKER CENTER
LEASE OF OFFICE SPACE

DATE:	November 18, 2003

BETWEEN:	ST. PAUL PROPERTIES, INC.
(address)	400 U.S. Trust Building
730 Second Avenue South
	Minneapolis, MN 55402	(“Landlord”)

AND	ESCHELON TELECOM, INC.
900 U.S. Trust Building
730 Second Avenue South
	Minneapolis, MN 55402	(“Tenant”)

FOR PREMISES IN:	Roanoke, Investors and U.S. Trust Buildings

LANDLORD AND TENANT, in consideration of the covenants herein contained, hereby agree as follows:

ARTICLE 1.00  DEFINITIONS

1.01                           Definitions  In this Lease:

(a)               “Annual Rent” means the amount payable by Tenant to Landlord in respect of each year of the Term under Article 4.01.

(b)              “Article” means an article of this Lease.

(c)               “Commencement Date” means the date set forth in Article 3.01 as the first day of the Term.

(d)              “Exhibit A” means the plan(s) attached hereto as Exhibits A1 - A4.

(e)               “Exhibit B” means the provisions relating to Occupancy Costs for the Buildings in which the Premises are located and other matters attached hereto as Exhibits B-1 for Roanoke Premises, B-2 for Investors Premises and B-3 for the U.S.  Trust Premises.

(f)                 “Exhibit C” means the Rules and Regulations attached hereto as Exhibit C.

(g)              “Exhibit D” means Supplemental Terms and Conditions attached hereto as Exhibit D.

(h)              “Exhibit E” means Construction Procedures attached hereto as Exhibit E.

(i)                  “Expiration Date” means the date set forth in Article 3.01 as the last day of the Term.

(j)                  “Fiscal Year” means the calendar year unless Landlord elects by thirty (30) days’ notice to Tenant that Fiscal Year shall mean a twelve-month period from time to time determined by Landlord, with concurrence of the appropriate taxation authorities, at the end of which Landlord’s books are balanced for auditing or taxation purposes.

(k)               “Lease” means this lease, Exhibits A, B, C, D and E to this lease, and every properly executed instrument which by its terms amends, modifies or supplements this lease.

(I)                 “Occupancy Costs” means amounts payable by Tenant to Landlord under Article 4.02.

(m)            “Other Charges” means amounts payable by Tenant to Landlord under Article 4.03.

(n)              “Roanoke Premises” means the area on the ninth floor of the Roanoke Building, defined as Building in Exhibit B1, and indicated on Exhibit A-1, hereby deemed to contain 15,127 square feet.

(o)              “Investors Premises” means the area on the ninth floor of the Investors Building, defined as Building in Exhibit B-2, and indicated on Exhibit A-2, hereby deemed to contain 32,081 square feet.

(p)              “U.S.  Trust Premises” means the area on the ninth floor as indicated on Exhibit A-3, hereby deemed to contain 24,053 square feet and the area on the eighth floor as indicated on Exhibit A-4, hereby deemed to contain 21,229 square feet, plus for the calculation of rent only, an additional 2,547 square feet in the U.S.  Trust Building, defined as Building in Exhibit B-3.

(q)              “Premises” means the Roanoke, Investors and U.S.  Trust Premises.

(r)                 “Rent” means the aggregate of all amounts payable by Tenant to Landlord under Articles 4.01, 4.02 and 4.03.

(s)               “Term” means the period of time set out in Article 3.01.

(t)                 “Buildings” means the Roanoke Building, as defined as Building under Section 1.01 (d) of Exhibit B-1, Investors Building, as defined as Building under Section 1.01 (d) of Exhibit B-2 and U.S.  Trust Building as defined under Section 1.01 (d) of Exhibit B-3..

Other words and phrases are defined in Exhibit B.

ARTICLE 2.00  GRANT OF LEASE

2.01                           Grant  Landlord hereby demises and leases the Premises to Tenant, and Tenant hereby leases and accepts the Premises from Landlord, to have and to hold during the Term, subject to the terms, covenants and conditions of this Lease.

2.02                           Quiet Enjoyment  So long as Tenant observes and performs all of the terms, covenants and conditions to be observed and performed by Tenant under this Lease, Tenant shall quietly have, hold and enjoy possession of the Premises during the Term subject to the terms and conditions of this Lease.

2.03                           Covenants of Landlord and Tenant  Landlord covenants to observe and perform all of the terms and conditions to be observed and performed by Landlord under this Lease.  Tenant covenants to pay the Rent when due under this Lease, and to observe and perform all of the terms and conditions to be observed and performed by Tenant under this Lease.

ARTICLE 3.00  TERM AND POSSESSION

3.01                           Term  Notwithstanding Articles 3.02 and 3.03, the term of this Lease shall be nine (9) years, beginning on the first day of the month of December, 2003 and ending on the last day of the month of November, 2012, unless terminated earlier as provided in this Lease.

3.02                           Delivery Date  The date which Landlord will make the Premises available for commencement of Tenant’s Work in accordance with Exhibit E, which date is now scheduled to occur on or about December 1, 2003, provided that Landlord may in its absolute discretion adjust such date from time to time upon notice to Tenant.

3.03                           Delayed Possession  If Landlord is delayed in delivering possession of all or any portion of the Premises to Tenant on or before the Commencement Date, then Tenant shall take possession of the Premises on the date (not later than one year after the Commencement Date) when Landlord delivers possession of all of the Premises.  This Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any loss or damage resulting from any delay in delivering possession of the Premises to Tenant nor shall any delay be construed in any way to affect the Expiration Date, but, unless such delay is principally caused by or attributable to Tenant, its servants, agents or independent contractors, no Rent shall be payable by Tenant for the period prior to the date on which Landlord can so deliver possession of all of the Premises, unless Tenant elects to take possession of a portion of the Premises whereupon Rent shall be payable in respect of that portion from the date such possession is so taken.

3.04                           Acceptance of Premises  Taking possession of all or any portion of the Premises by Tenant shall be conclusive evidence as against Tenant that the Premises or such portion thereof are in satisfactory condition on the date of taking possession.

ARTICLE 4.00  RENT AND OCCUPANCY COSTS

4.01                           Annual Rent  Tenant shall pay to Landlord as Annual Rent for the Premises the annual sum of:

Five hundred twenty-two thousand seven hundred three and 50/100 dollars

($522,703.50) with respect to the period commencing on December 1, 2003 through November 30, 2004;

Seven hundred twelve thousand seven hundred seventy-seven and 50/100 dollars ($712,777.50) with respect to the period commencing on December 1, 2004 through November 30, 2005;

Seven hundred thirty-six thousand five hundred thirty-six and 75/100 dollars ($736,536.75) with respect to the period commencing on December 1, 2005 through November 30, 2006;

Seven hundred sixty thousand two hundred ninety-six and 00/100 dollars ($760,296.00) with respect to the period commencing on December 1, 2006 through November 30, 2007;

Seven hundred eighty-four thousand fifty-five and 25/100 dollars ($784,055.25)

with respect to the period commencing on December 1, 2007 through November 30, 2008;

Eight hundred seven thousand eight hundred fourteen and 50/100 dollars ($807,814.50) with respect to the period commencing on December 1, 2008 through November 30, 2009;

Eight hundred thirty-one thousand five hundred seventy-three and 75/100 dollars ($831,573.75) with respect to the period commencing on December 1, 2009 through November 30, 2010;

Eight hundred fifty-five thousand three hundred thirty-three and 00/100 dollars ($855,333.00) with respect to the period commencing on December 1, 2010 through November 30, 2011;

Eight hundred seventy-nine thousand ninety-two and 25/100 dollars ($879,092.25)

with respect to the period commencing on December 1, 2011 through and including November 30, 2012.

payable in advance and without notice in monthly installments (each equal to one-twelfth of the Annual Rent) on the Commencement Date and on the first day of each calendar month thereafter during the term.

4.02                           Occupancy Costs  Tenant shall pay to Landlord, at the times and in the manner provided in Article 4.06, the Occupancy Costs determined for the Buildings in which the Premises are located under Exhibit B-1 for Roanoke Premises, B-2 for Investors Premises and B-3 for U.S.  Trust Premises.

4.03                           Other Charges  Tenant shall pay to Landlord, at the times and in the manner provided in this Lease or, if not so provided, as reasonably required by Landlord, all amounts (other than that payable under Articles 4.01 and 4.02) which are payable by Tenant to Landlord under this Lease.

4.04                           Payment of Rent-General  All amounts payable by Tenant to Landlord under this Lease shall be deemed to be Rent and shall be payable and recoverable as Rent in the manner herein provided, and Landlord shall have all rights against Tenant for default in any such payment as in the case of arrears of rent.  Rent shall be paid to Landlord, without deduction or set-off, in legal tender of the jurisdiction in which the Building is located, at the address of Landlord as set forth in the beginning of this Lease, or to such other person or at such other address as Landlord may from time to time designate in writing.  Tenant’s obligation to pay Rent shall survive the expiration or earlier termination of this Lease.

4.05                           Annual Rent - Partial Months  If the Term begins on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, the installment of Annual Rent payable in respect of that calendar month shall be that proportion of the Annual Rent which the number of days in that calendar month which fall within the Term bears to 365.

4.06                           Payment - Occupancy Costs

(a)                                  Unless delayed by causes beyond Landlord’s reasonable control, prior to the Commencement Date and the beginning of each Fiscal Year thereafter, Landlord shall compute and deliver to Tenant a bona fide estimate of Occupancy Costs for the appropriate Fiscal Year.  Without further notice Tenant shall pay to Landlord in monthly installments one-twelfth of such estimate simultaneously with Tenant’s payments of Annual Rent during such Fiscal Year.

(b)                                 Landlord may at any time during a Fiscal Year compute and deliver to Tenant a revised bona fide estimate of Occupancy Costs for that Fiscal Year, together with Landlord’s determination of the adjustment to Tenant’s monthly installments of Occupancy Costs for that Fiscal Year to fully recover the revised estimate of Occupancy Costs in that Fiscal Year.  Without further notice, Tenant shall pay to Landlord monthly installments of Occupancy Costs in accordance with that adjustment.

(c)                                  Unless delayed by causes beyond Landlord’s reasonable control, Landlord shall deliver to Tenant within one hundred twenty (120) days after the end of each Fiscal Year a written statement (the “Statement”) setting out in reasonable detail the amount of Occupancy Costs for such Fiscal Year.  If the aggregate of monthly installments of Occupancy Costs actually paid by Tenant to Landlord during such Fiscal Year differs from the amount of Occupancy Costs payable for such Fiscal Year under Article 4.02, Tenant shall pay, or if Tenant is not then in default under this Lease beyond the applicable grace period, Landlord shall refund the difference (as the case may be) without interest within thirty (30) days after the date of delivery of the Statement.

(d)                                 If Landlord and Tenant disagree on the accuracy of Occupancy Costs as set forth in the Statement, Tenant shall nevertheless make payment in accordance with any notice given by Landlord, and Landlord shall immediately refer the disagreement to a public accountant, architect, insurance broker or other professional consultant selected by Landlord and approved by Tenant, which approval will not be unreasonably withheld, who shall be deemed to be acting as an expert and not an arbitrator, and a determination signed by the selected expert shall be final and binding on both Landlord and Tenant.  Any adjustment required to any previous payment made by Tenant or Landlord by reason of any such decision shall be made within fourteen (14) days thereof, and the party required to make payment under such adjustment shall bear all costs of the expert making such decision, except where that payment represents 3% or less of the Occupancy Costs that were the subject of the disagreement in which case Tenant shall bear all such costs.

(e)                                  Neither party may claim re-adjustment in respect of Occupancy Costs for a Fiscal Year if based upon any error of computation or allocation except by notice delivered to the other party within six months after the date of delivery of the Statement.

ARTICLE 5.00  USE OF PREMISES

5.01                           Use  The Premises shall be used and occupied only as executive, administrative, and general business offices of Tenant or for such other purpose as Landlord may specifically authorize in writing.

5.02                           Compliance  The Premises shall be used and occupied in a prudent, safe, careful and proper manner and in such manner as not to contravene any present or future governmental or quasi-governmental laws in force or regulations or orders, or to make void or voidable any insurance on the Buildings.  If, due to Tenant’s non-compliance with the foregoing sentence, Landlord’s insurance carrier(s) reasonably imposes an increased or extra premium for Landlord’s insurance on the Buildings, Tenant shall pay such increased or extra premium.  If, due solely to Tenant’s use of the Premises, improvements are necessary to comply with any of the foregoing or with the requirements of insurance carriers, Landlord, or Tenant at Landlord’s election, shall make such improvements and, in either event, Tenant shall pay the entire cost thereof.  Any such improvements by Tenant shall comply with the provisions of Article 7.04.

5.03                           Abandonment  Tenant shall not vacate or abandon the Premises at any time during the Term without Landlord’s prior written consent.

5.04                           Nuisance  Tenant shall not cause or maintain any nuisance in or about the Premises, and shall keep the Premises free of debris, rodents, vermin and anything of a dangerous, noxious or offensive nature or which could create a fire hazard (through undue load on electrical circuits or otherwise) or undue vibration, heat, odor or noise.

ARTICLE 6.00 SERVICES, MAINTENANCE, REPAIR AND ALTERATIONS BY LANDLORD

6.01                           Operation of Buildings  During the Term Landlord shall operate and maintain the Buildings in accordance with all applicable laws and regulations and with standards from time to time prevailing for first-class office buildings in the area in which the Buildings are located and, subject to participation by Tenant by payment of Occupancy Costs under Article 4.02, shall provide the services set out in Articles 6.02 and 6.03.

6.02                           Services to Premises  Landlord shall provide in the Premises:

(a)                                  heat, ventilation and cooling as required for the comfortable use and occupancy of the Premises during normal business hours,

(b)                                 janitor services, including bi-annual window washing, Monday through Friday, excluding holidays, as reasonably required to keep the Premises in a clean and wholesome condition, provided that Tenant shall leave the Premises in a reasonably orderly condition at the end of each business day, and

(c)                                  maintenance, repair and replacement as set out in Article 6.04.

6.03                           Building Services  Landlord shall provide in the Buildings:

(a)                                  domestic running water and necessary supplies in washrooms sufficient for the normal use thereof by occupants in the Buildings,

(b)                                 access to and egress from the Premises, including elevator or escalator service if included in the Buildings,

(c)                                  heat, ventilation, cooling, lighting, electric power, domestic running water, and janitor service in those areas of the Buildings from time to time designated by Landlord for use during normal business hours by Tenant in common with all tenants and other persons in the Buildings but under the exclusive control of Landlord,

(d)                                 a general directory board on which Tenant shall be entitled to have, at Tenant’s cost, its name shown, provided that Landlord shall have exclusive control thereof and of the space thereon to be allocated to each tenant, and

(e)                                  maintenance, repair, and replacement as set out in Article 6.04.

6.04                           Maintenance, Repair and Replacement  Landlord shall operate, maintain, repair and replace the systems, facilities and equipment necessary for the proper operation of the Buildings and for provision of Landlord’s services under Articles 6.02 and 6.03 (except such systems, facilities and equipment as may be installed by or be the property of Tenant) and shall be responsible for and shall maintain and repair the foundations, structure and roof of the Buildings and repair damage to the Buildings which Landlord is obligated to insure against under Article 9.00, provided that

(a)                                  if all or part of such systems, facilities or equipment is destroyed, damaged, impaired or taken by condemnation, Landlord shall have a reasonable time in which to complete the necessary repair or replacement, and during that time shall be required only to maintain such services as are reasonably possible in the circumstances, and

(b)                                 Landlord may temporarily reduce or discontinue such services or any of them at such times as may be reasonably necessary due to causes (except lack of funds) beyond the reasonable control of Landlord.

6.05                           Additional Services

(a)                                  If from time to time requested in writing by Tenant and to the extent that it is reasonably able, Landlord shall endeavor to provide in the Premises services in addition to those set out in Article 6.02, provided that Tenant shall within ten (10) days of receipt of any statement for any such additional service pay Landlord therefore at such rates as Landlord may from time to time reasonably establish.  So long as Landlord is entitled to terminate this Lease, Landlord may terminate any such additional services.

(b)                                 If electricity is provided by Landlord under Article 7.02(b), Landlord will pay the cost thereof and will apportion such costs among the users based on meter readings for the Premises or, if the Premises are not separately metered, according to the proportion of each user’s floor space to the total floor space of all users on a common meter with the Premises.  Upon receipt of Landlord’s statement of apportionment, Tenant shall reimburse Landlord for the amounts which Tenant is shown thereon to be liable to Landlord.

(c)                                  Tenant shall not without Landlord’s prior written consent, which consent will not be unreasonably withheld, install in the Premises equipment (including telephone equipment) which generates sufficient heat to affect the temperature otherwise maintained in the Premises by the air conditioning system as normally operated.  If Tenant installs such equipment, Landlord may install supplementary air conditioning units, facilities or services in the Premises, or modify its air conditioning system, as may in Landlord’s reasonable opinion be required to maintain proper temperature levels, and Tenant shall pay Landlord the cost thereof (including, without limitation, installation, operation and maintenance expenses) within ten (10) days of receipt of notice from Landlord.

(d)                                 If Landlord shall from time to time reasonably determine that the use of electricity or any other utility or service in the Premises is disproportionate to the use of other tenants, Landlord may separately charge Tenant for the excess costs attributable to such disproportionate use.  In the event of such determination, Landlord may also install and maintain, at Tenant’s expense, metering devices for determining the use of any such utility or service in the Premises.

6.06                           Alterations by Landlord  Landlord may from time to time

(a)                                  make repairs, replacements, changes or additions to the structure, systems, facilities and equipment in the Premises where necessary to serve the Premises or other parts of the Buildings or Project,

(b)                                 make changes in or additions to any part of the Buildings or Project not in or forming part of the Premises, and

(c)                                  change or alter the location of those areas of the Buildings or Project from time to time designated by Landlord for use during normal business hours for the Building by Tenant in common with all tenants and other persons in the Building but under the exclusive control of Landlord, provided that, subject to Article 6.04, Landlord shall not disturb or interfere with Tenant’s use of the Premises and operation of its business any more than is reasonably necessary under the circumstances and shall repair any damage to the Premises caused thereby.

6.07                           Access by Landlord  Tenant shall permit Landlord to enter the Premises outside normal business hours, and during normal business hours where such will not unreasonably disturb or interfere with Tenant’s use of the Premises and operation of his business, to examine and inspect the Premises and show the Premises to any prospective purchaser or mortgagee of the Buildings or person wishing to lease them, to provide services or make repairs, replacements, changes or alterations as set out in this Lease, and to take such steps as Landlord may deem necessary for the safety, improvement or preservation of the Premises, the Buildings, or the Project.  Landlord shall, to the extent reasonably possible, consult with or give notice to Tenant prior to such entry, and no such entry shall constitute an eviction or entitle Tenant to any abatement of Rent.

6.08                           Energy, Conservation and Security Policies  Landlord shall be deemed to have observed and performed the terms and conditions to be performed by Landlord under this Lease, including those relating to the provision of utilities and services, if in doing so it acts in accordance with a directive, policy or request of a governmental or quasi-governmental authority serving the public interest in the fields of energy, conservation or security.

6.09                           Limitation

(a)                                  Landlord shall use reasonable diligence in carrying out its obligations under Article 6.00, but shall not be liable under any circumstances for any consequential damage to any person or property for any failure to carry out such obligations.

(b)                                 No reduction or discontinuance of any services under this Article 6.00 shall be construed as an eviction of Tenant or (except as specifically provided in this Lease) release Tenant from any obligation of Tenant under this Lease.

(c)                                  Nothing contained in this Article 6.00 shall derogate from the provisions of Article 15.00 or Article 16.00.

6.10                           Demolition or Substantial Renovation  Notwithstanding anything contained in this Lease, Landlord may terminate this Lease at any time after twelve months prior written notice if at the date of the notice it is Landlord’s intention to demolish or substantially renovate the Building or other buildings in the Project.

ARTICLE 7.00  UTILITIES, MAINTENANCE, REPAIR AND ALTERATIONS BY TENANT

7.01                           Condition of Premises  Except to the extent Landlord is specifically responsible therefore under this Lease, Tenant shall maintain the Premises and all improvements therein in good order and condition, including

(a)                                  repainting and redecorating the Premises and cleaning blinds, drapes and carpets at reasonable intervals as needed, and

(b)                                 making repairs, replacements and alterations as needed, including those necessary to comply with the requirements of any governmental or quasi-governmental authority having jurisdiction over the Premises.

7.02                           Electricity

(a)                                  During the Term, Tenant shall provide in the Premises at its own expense all electricity required in the Premises, except electricity required for such heat, ventilation and cooling of the Premises as shall be the Landlord’s responsibility under Article 6.02(a).

(b)                                 If during the Term the electrical utility serving the Buildings ceases to make electricity directly available to Tenant, Landlord shall connect Tenant’s electrical service to the Buildings system at Tenant’s cost and expense and, to the extent such utility makes electricity available to Landlord, shall provide electrical power in the Premises as an additional service in accordance with the conditions of Article 6.05.

7.03                           Failure to Maintain Premises  If Tenant fails to perform any obligation under Article 7.01, then on not less than ten (10) days’ notice to Tenant (or without notice in an emergency), Landlord may enter the Premises and perform such obligation without liability to Tenant for any loss or damage to Tenant thereby incurred, and Tenant shall pay Landlord for the cost thereof, plus 20% of such cost for overhead and supervision, within ten (10) days of notice from Landlord of such cost.

7.04                           Alterations by Tenant  Tenant may from time to time at its own expense make non-structural changes, additions and improvements in the Premises to better adapt the same to its business, provided that any such change, addition or improvement shall

(a)                                  comply with the requirements of any governmental or quasi-governmental authority having jurisdiction,

(b)                                 be made only with the prior written consent of Landlord, which consent will not be unreasonably withheld,

(c)                                  equal or exceed the then current standard for the Buildings,

(d)                                 be carried out only by persons selected by Tenant and approved in writing by

Landlord, which approval will not be unreasonably withheld, who shall if required by Landlord deliver to Landlord before commencement of the work performance and payment bonds as well as proof of worker’s compensation and public liability and property damage insurance coverage, with Landlord named as an additional insured, in amounts, with companies, and in forms reasonably satisfactory to Landlord, which shall remain in effect during the entire period in which the work will be carried out, and

(e)                                  If requested by Landlord prior to termination, any wiring or cabling installed by Tenant in the Premises or in shafts, ducts or portions of the Common Areas (excluding standard wiring for electrical use) shall be removed by Tenant at Tenant’s expense on or before the Expiration Date or earlier termination of this Lease.  If Tenant fails to remove any such wiring or cabling, Landlord may have the same removed at Tenant’s expense.

Any increase in property taxes on or fire or casualty insurance premiums for the Buildings attributable to such change, addition or improvements shall be borne by Tenant.

7.05                           Trade Fixtures and Personal Property  Tenant may install in the Premises its usual trade fixtures and personal property in a proper manner, provided that no such installation shall interfere with or damage the mechanical or electrical systems or the structure of the Buildings.  Trade fixtures and personal property installed in the Premises by Tenant may be removed from the Premises

(a)                                  from time to time in the ordinary course of Tenant’s business or in the course of reconstruction, renovation or alteration of the Premises by Tenant, and

(b)                                 during a reasonable period prior to the expiration of the Term,

provided that Tenant conducts such installation and removal in a manner which does not unreasonably interfere with the rights of other tenants in the Building and otherwise in compliance with any Rules and Regulations promulgated under Article 14.00, and Tenant promptly repairs at its own expense any damage to the Premises, Buildings or Project resulting from such installation and removal.

7.06                           Mechanic Liens  Tenant shall pay before delinquency all costs for work done or caused to be done by Tenant in the Premises which could result in any lien or encumbrance on Landlord’s interest in the Land and Buildings or any part thereof or on Tenant’s interest in the Premises, shall keep the title to the Land and Building and every part thereof free and clear of any lien or encumbrance in respect of such work and shall indemnify and hold harmless Landlord against any claim, loss, cost, demand and legal or other expense, whether in respect of any lien or otherwise, arising out of the supply of materials, services or labor for such work.  Tenant shall immediately notify Landlord of any such lien, claim of lien or other action of which it has or reasonably should have knowledge and which affects the title to the Land or Building or any part thereof or to Tenant’s interest in the Premises, and shall cause the same to be removed within five (5) days (or such additional time as Landlord may reasonably consent to in writing) failing which Landlord may take such action as Landlord deems necessary to remove the same and the entire cost thereof shall be immediately due and payable by Tenant to Landlord.

7.07                           Signs  Any sign, lettering or design of Tenant which is visible from the exterior of the Premises shall be at Tenant’s expense and subject to approval by Landlord, and shall conform to the uniform pattern of identification signs for tenants in the Buildings as prescribed by Landlord.  Tenant shall not inscribe or affix any sign, lettering or design in the Premises or Buildings which is visible from the exterior of the Buildings.

ARTICLE 8.00  TAXES

8.01                           Landlord’s Taxes  Landlord shall pay before delinquency (subject to participation by Tenant by payment of Occupancy Costs under Article 4.02) every real estate tax, assessment, license fee and other charge, excepting Tenant’s Taxes under Article 8.02, which is imposed, levied, assessed or charged by any governmental or quasi-governmental authority having jurisdiction and which is payable in respect of the Term upon or on account of the Land or Buildings.

8.02                           Tenant’s Taxes  Tenant shall pay before delinquency every tax, assessment, license fee, excise and other charge, however described, which is imposed, levied, assessed or charged by any governmental or quasi-governmental authority having jurisdiction and which is payable in respect of the Term upon or on account of

(a)                                  operations at, occupancy of, or conduct of business in or from the Premises by or with the permission of Tenant,

(b)                                 fixtures or personal property in the Premises which do not belong to the Landlord, and

(c)                                  the Rent paid or payable by Tenant to Landlord for the Premises or for the use and occupancy of all or any part thereof;

provided that if Landlord so elects by notice to Tenant, Tenant shall add any amounts payable under this Article 8.02 to the monthly installments of Annual Rent payable under Article 4.01 and Landlord shall remit such amounts to the appropriate authorities.

8.03                           Right to Contest  Landlord and Tenant shall each have the right to contest in good faith the validity or amount of any tax, assessment, license fee, excise fee and any other charge which it is responsible to pay under this Article 8.00, provided that no contest by Tenant may involve the possibility of forfeiture, sale or disturbance of Landlord’s interest in the Premises, Buildings or Project and that upon the final determination of any contest by Tenant, Tenant shall immediately pay and satisfy the amount found to be due, together with any costs, penalties and interest.

ARTICLE 9.00  INSURANCE

9.01                           Landlord’s Insurance  During the Term, Landlord shall maintain at its own expense

(with participation by Tenant by payment of Occupancy Costs under Article 4.02) liability insurance, fire insurance with extended coverage, boiler and pressure vessel insurance, and other insurance on the Buildings and all property and interest of Landlord in the Buildings with coverage and in amounts not less than those which are from time to time reasonably acceptable to a prudent owner in the area in which the Buildings are located.  Policies for such insurance shall waive, to the extent available from Landlord’s insurance carrier(s), any right of subrogation against Tenant.  If there shall be an additional charge for such waiver, Tenant shall promptly pay the same upon demand by Landlord.

9.02                           Tenant’s Insurance  During the Term, Tenant shall maintain at its own expense

(a)                                  fire insurance with extended coverage and water damage insurance in amounts sufficient to fully cover Tenant’s improvements and all property in the Premises which is not owned by Landlord, and

(b)                                 liability insurance, with Landlord named as an additional insured, against claims for death, personal injury and property damage in or about the Premises, in amounts which are not less than those from time to time acceptable to a prudent tenant in the community in which the Buildings are located, but in no event less than One Million Dollars ($1,000,000) for death, illness or injury to any one or more persons, and Five Hundred Thousand Dollars ($500,000) for property damage, in respect of each occurrence.

Policies for such insurance shall be in a form and with an insurer reasonably acceptable to Landlord, shall require at least fifteen (15) days’ written notice to Landlord of termination or material alteration during the Term, and shall waive, to the extent available from Tenant’s insurance carriers, any right of subrogation against Landlord.  If there shall be an additional charge for such waiver, Landlord shall promptly pay the same upon demand by Tenant.  If requested by Landlord, Tenant shall from time to time promptly deliver to Landlord certified copies or other evidence of such policies acceptable to Landlord, and evidence satisfactory to Landlord that all premiums thereon have been paid and the policies are in full force and effect.

ARTICLE 10.00  INJURY TO PERSON OR PROPERTY

10.01                     Indemnity by Tenant  Tenant shall indemnify and hold harmless Landlord from and against every demand, claim, cause of action, judgement and expense (including attorney’s fees), and all loss and damage arising from

(a)                                  any injury or damage to the person or property of Tenant, any other tenant in the Project or to any other person in the Project, where the injury or damage is caused by negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the Premises under express or implied invitation of Tenant, or results from the violation of laws or ordinances, governmental orders of any kind or of the provisions of this Lease by any of the foregoing parties,

(b)                                 any loss or damage, however caused, to books, records, files, money, securities, negotiable instruments or papers in or about the Premises,

(c)                                  any loss or damage resulting from interference with or obstruction of deliveries to or from the Premises, and

(d)                                 any injury or damage not specified above to the person or property of Tenant, its agents, servants or employees, or any other person entering upon the Premises under express or implied invitation of Tenant, where the injury or damage is caused by any reason other than the negligence or misconduct of Landlord, its agents, servants, or employees.

10.02.                  Subrogation  The provisions of this Article 10.00 are subject to the waiver of any right of subrogation against Tenant in Landlord’s Insurance Under Article 9.01 and to the waiver of any right of subrogation against Landlord in Tenant’s Insurance under Article 9.02.

ARTICLE 11.00  ASSIGNMENT AND SUBLETTING

11.01                     Assignment  Tenant may assign this Lease with Landlord’s prior written consent, which consent will not be unreasonably withheld.

(a)                                  to an assignee who is a purchaser of all or substantially all of the assets of Tenant, a parent or wholly owned subsidiary of Tenant, a company which results from the reconstruction, consolidation or merger of Tenant, or a partnership in which Tenant (or not less than one-half of the principals thereof) has a greater than 50% interest, provided that consent will not be required if the assignment is for a good business purpose and not principally for the purpose of transferring this Lease and (except for an assignment to a subsidiary of Tenant) the net worth of the assignee immediately following the assignment is not less than the net worth of the Tenant on the Commencement Date or immediately prior to the assignment, whichever is greater, or

(b)                                 subject to the Article 11.03, to any other assignee who, in Landlord’s reasonable opinion, will not be  inconsistent with the dignity, character and standards of the Building and its other tenants.

11.02                     Subleasing  Tenant may sublet all or any part of the Premises with Landlord’s prior written consent, which consent will not be unreasonably withheld.

(a)                                  to a sublessee who is a parent or wholly owned subsidiary of Tenant and is consistent with the dignity, character and standards of the Building and its other tenants, and only for such period as it remains a parent or wholly owned subsidiary of Tenant, or

(b)                                 subject to Article 11.03, to any other sublessee who, in Landlord’s reasonable opinion, will not be inconsistent with the dignity, character and standards of the Building and its other tenants.

11.03                     First Offer

(a)                                  If Tenant wishes to assign this Lease or sublet all or any part of the Premises (except as set out in Article 11.01(a) or 11.02(a)) to a named third party, Tenant shall first offer in writing to assign or sublet (as the case may be) to Landlord.  Such first offer shall contain the terms of Tenant’s proposed assignment or subletting.Any such first offer shall be deemed to be rejected unless within thirty (30) days of receipt thereof Landlord delivers written notice of acceptance to Tenant.

(b)                                 If Landlord accepts Tenant’s offer, Tenant shall assign this Lease to Landlord or sublet the proposed space to Landlord without cost, such assignment or subletting to be effective on the date and for the periods of time set forth in Tenant’s notice, provided the effective date shall not be sooner than forty–five (45) days after the giving of Tenant’s offer.

(c)                                  Any sublease to Landlord will be on the same terms and conditions as provided in this Lease except that

(i)                                     Rent shall be the Rent (on a square-foot basis) provided in this Lease, or the rent Tenant’s proposed sublessee would have paid, whichever is less,

(ii)                                  Landlord may assign the sublease or further sublet all or any part of the space without Tenant’s consent, and

(iii)                               Landlord may make changes, additions, alterations or improvements (structural or otherwise) to the space provided that Landlord shall be required to restore the space to its condition immediately prior to the commencement of the sublease to the same extent as Tenant’s proposed sublessee would have been required to do so.

11.04                     Limitation  No assignment or sublease which is permitted under this Article 11.00 shall be effective until Tenant delivers a copy of the executed instrument to Landlord.  Except as specifically provided in this Article 11.00, Tenant shall not assign or transfer this Lease or any interest therein or in any way part with possession of all or any part of the Premises, or permit all or any part of the Premises to be used or occupied by any other person.  Any assignment, transfer or subletting or purported assignment, transfer or subletting except as specifically provided herein shall be null and void and of no force and effect.  Landlord shall not be required to consent to an assignment of this Lease or a sublease of all or part of the Premises by Tenant to any tenant in the Project or with whom Landlord is negotiating in good faith for space in the Project.  Except as expressly provided herein, the rights and interests of Tenant under this Lease shall not be assignable by operation of law without Landlord’s written consent, which consent may be withheld in Landlord’s absolute discretion.

11.05                     Tenant’s Obligations Continue  No assignment, transfer, or subletting (or use or occupation of the Premises by any other person) shall in any way release or relieve Tenant of its obligations under this Lease unless such release or relief is specifically granted by Landlord to Tenant in writing.

11.06                     Subsequent Consent  Landlord’s consent to an assignment, transfer or subletting (or use or occupation of the Premises by any other person) shall not be deemed to be a consent to any subsequent assignment, transfer, subletting, use or occupation.

11.07                     Change in Control  As used in this Article 11.00, the term “assignment” shall be deemed to include

(a)                                  a take-over agreement,

(b)                                 the issuance of equity interest in an entity (whether stock, partnership interest or otherwise) to any person or group of related persons in a single transaction or series of related or unrelated transactions so that after such issuance such person or group owns at least 50% of the voting or equitable interest in that entity, and

(c)                                  a transfer of more than 50% in interest of an entity (whether stock, partnership interest or otherwise) by any party or parties in interest whether in a single transaction or in a series of related or unrelated transactions (other than a transfer of the stock of an entity through the “over-the-counter” or any nationally recognized securities exchange unless the transfer is by a party or related parties owning more than 50% of the voting stock of the entity).

ARTICLE 12.00  SURRENDER

12.01                     Possession  Upon the expiration or other termination of the Term, Tenant shall immediately quit and surrender possession of the Premises (including all improvements made to the Premises) in substantially the condition in which Tenant is required to maintain the Premises, excepting only reasonable wear and tear and damage covered by Landlord’s insurance under Article 9.01.  Upon such surrender, all right, title and interest of Tenant in the Premises including the improvements made to the Premises shall cease.

12.02                     Trade Fixtures, Personal Property and Improvements  Subject to Tenant’s rights under Article 7.05, after the expiration or other termination of the Term all of Tenant’s trade fixtures and personal property remaining in the Premises shall be deemed conclusively to have been abandoned by Tenant.  All of Tenant’s trade fixtures, personal property and improvements remaining in the Premises may be appropriated, sold, destroyed or otherwise disposed of by Landlord without notice or obligation to compensate Tenant or to account therefore, and Tenant shall pay to Landlord on written demand all costs incurred by Landlord in connection therewith.  The obligations of Tenant under this Article 12.02 shall survive the expiration or other termination of the Term.

12.03                     Merger The voluntary or other surrender of this Lease by Tenant or the cancellation or termination of this Lease by mutual agreement of Tenant and Landlord or otherwise shall not work a merger, and shall at Landlord’s option terminate all or any subleases and subtenancies or operate as an assignment to Landlord of all or any subleases or subtenancies.

12.04                     Payments After Termination  No payments of money by Tenant to Landlord after the expiration or other termination of the Term or after the giving of any notice (other than a demand for payment of money) by Landlord to Tenant, shall reinstate, continue or extend the Term or make ineffective any notice given to Tenant prior to the payment of such money.  After the service of notice or the commencement of a suit, or after final judgment granting Landlord possession of the Premises, Landlord may receive and collect any sums of Rent due under the Lease, and the payment thereof shall not make ineffective any notice, or in any manner affect any pending suit or any judgment theretofore obtained.

ARTICLE 13.00  HOLDING OVER

13.01                     Month-to-Month Tenancy  If with Landlord’s written consent (which consent will not be unreasonably withheld if all or part of the Premises is not leased to others or required for Landlord’s use) Tenant remains in possession of the Premises after the expiration or other termination of the Term, Tenant shall be deemed to be occupying the Premises on a month-to-month tenancy only at a monthly rental equal to the installment of Annual Rent in effect for the last month of the Term, plus all other Rent which would have been payable under this Lease for such additional month or months if the Term had remained in effect, as determined in accordance with Article 4.00, or such other rental as is stated in such written consent, and such month-to-month tenancy may be terminated by Landlord or Tenant on the last day of any calendar month by giving at least one month’s advance notice of termination to the other.

13.02                     Tenancy at Sufferance  If without Landlord’s written consent Tenant remains in possession of the Premises after the expiration or other termination of the Term, Tenant shall promptly surrender the Premises to Landlord in accordance with Article 12.00, and shall pay to Landlord for each day that Tenant retains possession of the Premises or any portion thereof beyond the expiration or other termination of the Term an amount equal to two times the Annual Rent in effect on the last day of the Term, plus all other Rent which would have been payable under this Lease if the Term had remained in effect, as determined in accordance with Article 4.00 and adjusted and calculated on a per diem basis.

13.03                     General  Any month-to-month tenancy or tenancy at sufferance hereunder shall be subject to all other terms and conditions of this Lease except any right of renewal and nothing contained in this Article 13.00 shall be construed to limit or impair any of Landlord’s rights of re-entry or eviction or constitute a waiver thereof.

ARTICLE 14.00  RULES AND REGULATIONS

14.01                     Purpose  The Rules and Regulations in Exhibit C have been adopted by Landlord for the safety, benefit and convenience of all tenants and other persons in the Buildings.

14.02                     Observance  Tenant shall at all times comply with, and shall cause its employees, agents, licensees and invitees to comply with the Rules and Regulations from time to time in effect.

14.03                     Modification  Landlord may from time to time, for the purposes set out in Article 14.01, amend, delete from, or add to the Rules and Regulations, provided that any such modification

(a)                                  shall not be repugnant to any other provision of this Lease,

(b)                                 shall be reasonable and have general application to all tenants in the Buildings, and

(c)                                  shall be effective only upon delivery of a copy thereof to Tenant at the Premises.

14.04                     Non-Compliance  Landlord shall endeavor to secure compliance by all tenants in the Buildings with the Rules and Regulations from time to time in effect, but shall not be responsible to Tenant for failure of any person to comply with such Rules and Regulations.

ARTICLE 15.00  EMINENT DOMAIN

15.01                     Taking of Premises  If during the Term all of the Premises shall be taken for any public or quasi-public use under any statute or by right of eminent domain, or purchased under threat of such taking, this Lease shall automatically terminate on the date on which the condemning authority takes possession of the Premises (hereinafter called the “date of such taking”).

15.02                     Partial Taking of Building If during the Term only part of a Building is taken or purchased as set out in Article 15.01, then

(a)                                  if in the reasonable opinion of Landlord substantial alteration or reconstruction of such Building is necessary or desirable as a result thereof, whether or not the Premises are or may be affected, Landlord shall have the right to terminate this Lease by giving Tenant at least thirty (30) days’ written notice of such termination, and

(b)                                 if more than one-third of the number of square feet in the Premises is included in such taking or purchase, Landlord and Tenant shall each have the right to terminate this Lease by giving the other at least thirty (30) days’ written notice thereof.

If either party exercises its right of termination hereunder, this Lease shall terminate on the date stated in the notice, provided, however, that no termination pursuant to notice hereunder may occur later than sixty (60) days after the date of such taking.

15.03                     Surrender  On any such date of termination under Article 15.01 or 15.02, Tenant shall immediately surrender to Landlord the Premises and all interests therein under this Lease.  Landlord may re-enter and take possession of the Premises and remove Tenant therefrom, and the Rent shall abate on the date of termination, except that if the date of such taking differs from the date of termination, Rent shall abate on the former date in respect of the portion taken.  After such termination, and on notice from Landlord stating the Rent then owing, Tenant shall forthwith pay Landlord such Rent.

15.04                     Partial Taking of Premises  If any portion of the Premises (but less than the whole thereof) is so taken, and no rights of termination herein conferred are timely exercised, the Term of this Lease shall expire with respect to the portion so taken on the date of such taking.  In such event the Rent payable hereunder with respect to such portion so taken shall abate on such date, and the Rent thereafter payable with respect to the remainder not so taken shall be adjusted pro rata by Landlord in order to account for the resulting reduction in the number of square feet in the Premises.

15.05                     Awards  Upon any such taking or purchase, Landlord shall be entitled to receive and retain the entire award or consideration for the affected lands and improvements, and Tenant shall not have nor advance any claim against Landlord or the condemning authority for the value of its property or its leasehold estate or the unexpired Term of this Lease, or for costs of removal or relocation, or business interruption expenses or any other damages arising out of such taking or purchase, and Tenant hereby assigns to Landlord all of its interest to such award and agrees to execute any documents that may be required to facilitate collection thereof by Landlord.  Nothing herein shall give Landlord any interest in or preclude Tenant from seeking and recovering on its own account from the condemning authority any separate award or compensation attributable to the taking or purchase of Tenant’s trade fixtures or personal property, or the removal or relocation of its business and effects, or the interruption of its business, provided such award shall be made in addition to, and not result in a reduction of, the award otherwise made to Landlord.  If any such award made or compensation paid to either party specifically includes an award or amount for the other, the party first receiving the same shall promptly account therefore to the other.

ARTICLE 16.00 DAMAGE BY FIRE OR OTHER CASUALTY

16.01                     Limited Damage to Premises  If all or part of the Premises are rendered untenantable by damage from fire or other casualty, which in the reasonable opinion of an architect selected by Landlord and approved by Tenant, which approval will not be unreasonably withheld, can be substantially repaired under applicable laws and governmental regulations within one hundred eighty (180) days from the date of such casualty (employing normal construction methods without overtime or other premium), Landlord shall forthwith at its own expense repair such damage other than damage to improvements, trade fixtures or personal property which do not belong to Landlord.

16.02                     Major Damage to Premises  If all or part of the Premises are rendered untenantable by damage from fire or other casualty, in the reasonable opinion of an architect selected by Landlord and approved by Tenant, which approval will not be unreasonably withheld, cannot be substantially repaired under applicable laws and governmental regulations within one hundred eighty (180) days from the date of such casualty (employing normal construction methods without overtime or other premium), then either Landlord or Tenant may elect to terminate this Lease as of the date of such casualty by written notice delivered to the other not more than twenty (20) days after receipt of such architect’s opinion, failing which Landlord shall forthwith at its own expense repair such damage other than damage to improvements, trade fixtures or personal property which do not belong to Landlord.

16.03                     Abatement  If Landlord is required to repair damage to all or part of the Premises under Article 16.01 or 16.02, the Rent payable by Tenant hereunder shall be proportionately reduced to the extent that the Premises are thereby rendered unusable by Tenant in its business, from the date of such casualty until five (5) days after completion by Landlord of the repairs to the Premises (or the part thereof rendered untenantable) or until Tenant again uses the Premises (or the part thereof rendered untenantable) in its business, whichever first occurs.

16.04                     Major Damage to Building  If all or a substantial part (whether or not including the Premises) of a Building is rendered untenantable by damage from fire or other casualty to such a material extent that in the reasonable opinion of Landlord the Building must be totally or partially demolished, whether or not to be reconstructed in whole or in part, Landlord may elect to terminate this Lease as of the date of such casualty (or on the date of notice if the Premises are unaffected by such casualty) by written notice delivered to Tenant not more than sixty (60) days after the date of such casualty.

16.05                     Limitation on Landlord’s Liability Except as specifically provided in this Article 16.00, there shall be no reduction of Rent and Landlord shall have no liability to Tenant by reason of any injury to or interference with Tenant’s business or property arising from fire or other casualty, howsoever caused, or from the making of any repairs resulting therefrom in or to any portion of the Building or the Premises.  Notwithstanding anything contained herein, Rent payable by Tenant hereunder shall not be abated if the damage is caused by any act or omission of Tenant, its agents, servants, employees or any other person entering upon the Premises under express or implied invitation of Tenant.

ARTICLE 17.00 TRANSFERS BY LANDLORD

17.01                     Sales, Conveyance and Assignment  Nothing in this Lease shall restrict the right of Landlord to sell, convey, assign or otherwise deal with a Building, subject only to the rights of Tenant under this Lease.

17.02                     Effect of Sale, Conveyance or Assignment  A sale, conveyance or assignment of a Building shall operate to release Landlord from liability from and after the effective date thereof upon all of the covenants, terms and conditions of this Lease, express or implied, except as such may relate to the period prior to such effective date, and Tenant shall thereafter look solely to Landlord’s successor in interest in and to this Lease.  This Lease shall not be affected by any such sale, conveyance or assignment, and Tenant shall attorn to Landlord’s successor in interest thereunder.

17.03                     Subordination  This Lease is and shall be subject and subordinate in all respects to any and all ground or underlying leases, and to all mortgages and deeds of trust which may now or hereafter affect any of such leases or a Building or Land, and to all renewals, modifications, consolidations, replacements and extensions thereof.

17.04                     Attornment  Subject to Article 17.05, if the interest of Landlord is transferred to any person (herein called “Purchaser”) by reason of foreclosure or other proceedings for enforcement of any such mortgage or deed of trust, or by delivery of a deed in lieu of such foreclosure or other proceedings, Tenant shall immediately and automatically attorn to Purchaser.

17.05                     Nondisturbance  No attornment by Tenant under Article 17.04 shall be effective unless, before the date of transfer to Purchaser, Purchaser delivers to Tenant a written undertaking, binding upon Purchaser and enforceable by and for the benefit of Tenant under applicable law, that this Lease and Tenant’s rights hereunder shall continue undisturbed while Tenant is not in default despite such enforcement proceedings and transfer.

17.06                     Effect of Attornment  Upon attornment under Article 17.04, this Lease shall continue in full force and effect as a direct lease between Purchaser and Tenant, upon all of the same terms, conditions and covenants as are set forth in this Lease except that, after such attornment, Purchaser shall not be

(a)                                  liable for any act or omission of Landlord, or

(b)                                 subject to any offsets or defenses which Tenant might have against Landlord, or

(c)                                  bound by any prepayment by Tenant of more than one month’s installment of Rent, or by any previous modification of this Lease, unless such prepayment or modification shall have been approved in writing by Purchaser or any predecessor in interest except Landlord.

17.07                     Execution of Instruments  The subordination and attornment provisions of this Article 17.00 shall be self-operating and, except as set out in Article 17.05, no further instrument shall be required.  Nevertheless, Tenant, on request by and without cost to Landlord or any successor in interest, shall promptly execute and deliver to Landlord any and all instruments further evidencing such subordination and (where applicable hereunder) attornment.

ARTICLE 18.00  NOTICES, ACKNOWLEDGMENTS, AUTHORITIES FOR ACTION

18.01                     Notices  Any notice from Landlord to Tenant shall be in writing and shall be deemed duly served if delivered personally to a responsible employee of Tenant, or if mailed by registered or certified mail addressed to Tenant at the Premises (whether or not Tenant has departed from, vacated or abandoned the same).  Any notice from Tenant to Landlord shall be in writing and shall be deemed duly served if mailed by registered or certified mail addressed to Landlord at the place from time to time established for the payment of Rent.  Any notice shall be deemed to have been given at the time of personal delivery or, if mailed, three (3) days after the date of mailing thereof.  Either party shall have the right to designate by notice, in the manner above set forth, a different address to which notices are to be mailed.

18.02                     Acknowledgments  Each of the parties hereto shall at any time and from time to time upon not less than fifteen (15) days’ prior notice from the other execute, acknowledge and deliver a written statement certifying

(a)                                  that this Lease is in full force and effect, subject only to such modifications (if any) as may be set out therein,

(b)                                 that Tenant is in possession of the Premises and paying Rent as provided in this Lease,

(c)                                  the dates (if any) to which Rent is paid,

(d)                                 that there are not, to such party’s knowledge, any uncured defaults on the part of the other party hereunder, or specifying such defaults if any are claimed,

(e)                                  as to such other matters pertaining to this Lease as the other party may reasonably request.

Any such statement may be relied upon by any prospective transferee or encumbrancer of all or any portion of the Building, or any assignee of any such persons.  If Tenant fails to timely deliver such statement, Tenant shall be deemed to have acknowledged that this Lease is in full force and effect, without modification except as may be represented by Landlord, and that there are no uncured defaults in Landlord’s performance.

18.03                     Authorities for Action  Landlord may act in any matter provided for herein through its property manager and any other person who shall from time to time be designated by Landlord by notice to Tenant.  Tenant shall designate in writing one or more persons to act on its behalf in any matter provided for herein and may from time to time change, by notice to Landlord, such designation.  In the absence of any such designation, the person or persons executing this Lease for Tenant shall be deemed to be authorized to act on behalf of Tenant in any matter provided for herein.

ARTICLE 19.00  DEFAULT

19.01                     Interest and Costs  Tenant shall pay to Landlord interest at a rate equal to the lesser of 1½% per month, or the maximum rate permitted by applicable law, upon all Rent required to be paid hereunder from the due date for payment thereof until the same is fully paid and satisfied.  Tenant shall indemnify Landlord against all costs and charges (including legal fees) reasonably incurred in enforcing Tenant’s payment of Rent, and in obtaining possession of the Premises after default of Tenant or upon expiration or earlier termination of the Term of this Lease, and in enforcing any covenant, proviso or agreement of Tenant herein contained.

19.02                     Right of Landlord to Perform Covenants  All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant, at Tenant’s sole cost and expense, and without any abatement of Rent.  If Tenant shall fail to perform any act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof from Landlord (or without notice in an emergency), Landlord may (but shall not be obligated to) perform such act without waiving or releasing Tenant from any of its obligations or liabilities relative thereto.  All sums paid or costs incurred by Landlord in so performing such acts under this Article 19.02, together with interest thereon at the rate set out in Article 19.01 from the date each such payment was made or each such cost incurred by Landlord, shall be payable by Tenant to Landlord on demand.

19.03                     Events of Default The rights of Tenant under this Lease are subject to the limitations that if

(a)                                  Tenant files a voluntary petition in bankruptcy or insolvency, or is adjudicated a bankrupt or insolvent, or files a petition or answer-seeking any relief under any bankruptcy act or other similar applicable law, or makes an assignment for the benefit of creditors or seeks or consents in the appointment of any trustee, receiver, or liquidator of Tenant’s business or property, or

(b)                                 within sixty (60) days after the commencement of any proceeding against Tenant seeking any relief under any bankruptcy act or similar applicable law, such proceeding has not been dismissed, or if, within sixty (60) days after the appointment of any trustee, receiver or liquidator of Tenant’s business or property without the consent of Tenant, such appointment has not been vacated or otherwise discharged, or if any execution or attachment shall be issued against Tenant’s business or property pursuant to which the Premises may be taken or occupied, or

(c)                                  part or all of the Rent is not paid when due and such default continues for five (5) days after the due date thereof, or

(d)                                 Tenant’s interest in this Lease devolves or passes to any party other than Tenant, by operation of law or otherwise, except with the prior written consent of Landlord, or

(e)                                  the Premises are vacated or abandoned or if Tenant fails to take occupancy of the Premises within thirty (30) days after the Commencement Date, except with the prior written consent of Landlord, or

(f)                                    Tenant fails to observe or perform any other term, covenant or condition of this Lease on Tenant’s part to be observed or performed, other than the payment of Rent, and fails to remedy such default within ten (10) days after notice by Landlord to Tenant of such default or, if such default is of such a nature that it cannot be completely remedied within said period, Tenant fails to promptly, upon the giving of such notice, advise Landlord of Tenant’s intent to institute all steps necessary to remedy the default and promptly institute and thereafter diligently prosecute to completion all steps necessary to remedy the default, and complete such remedy within a reasonable time after the giving of such notice by Landlord and in any event prior to such time as would cause a default under any mortgage or underlying lease on a Building or Land, then in any of said events Landlord may terminate this Lease by giving at least three (3) days’ prior written notice to Tenant and this Lease shall terminate upon the ‘expiration of that notice period as though that date were the Expiration Date, but Tenant shall remain liable for damages as provided in this Article 19.00.

19.04                     Re-Entry and Remedies  If part or all of the Rent is not paid when due and such default continues for five (5) days after notice from Landlord to Tenant or if this Lease is terminated as provided in Article 19.03,

(a)                                  Landlord may immediately or at any time thereafter re-enter the Premises or any part thereof in accordance with applicable law by summary proceedings or otherwise, and may repossess the Premises and dispossess Tenant and any other persons from the Premises and remove Tenant’s trade fixtures and personal property from the Premises, without liability for damage thereto, and in no event shall re-entry be deemed an acceptance of surrender of this Lease, and

(b)                                 Landlord may from time to time (but shall not be obligated to) relet the whole or any part of the Premises on such terms and at such rentals as Landlord deems advisable.  Landlord may make such changes, additions, improvements and repairs to the Premises as Landlord deems advisable without affecting Tenant’s liability under this Lease.

19.05                     Waiver  Tenant hereby expressly waives any and all rights of redemption or reinstatement granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the terms, covenants or conditions of this Lease or otherwise.

19.06                     Payments  If this Lease is terminated or if Landlord re-enters the Premises under this Article 19.00:

(a)                                  Tenant shall pay to Landlord all Rent up to the time of re-entry or termination, whichever is later,

(b)                                 Landlord may retain all monies, if any, paid by Tenant to Landlord, whether as advance rent, security or otherwise, but such monies shall be credited by Landlord against any Rent due at the time of such termination or re-entry or, at Landlord’s option, against any damages payable by Tenant,

(c)                                  Tenant shall pay to Landlord all expenses incurred by Landlord in terminating, re-entering and re-letting, including all repossession costs, brokerage and legal fees and costs of preparing the Premises for reletting, and

(d)                                 (i)                                     Tenant shall pay to Landlord, as damages, any deficiency between the Rent for the period which otherwise would have constituted the unexpired portion of the Term and the payments, if any, received by Landlord from other tenants in the Premises, such deficiency to be paid at the times and in the manner as Rent is payable under Article 4.00, and Landlord shall be entitled to bring a suit to recover each deficiency as the same shall arise, or at Landlord’s election, bring suits from time to time.

(ii)                                  If elected by Landlord, at or after re-entry or termination, Tenant shall pay Landlord on demand as liquidated and final damages for lost Rent and not as a penalty, a sum equal to the amount by which the Rent payable hereunder for the period to the Expiration Date from the latest of the date of termination of this Lease, the date of re-entry or the date through which monthly deficiencies shall have been paid (conclusively presuming the Occupancy Costs to be the same as payable for the Fiscal Year immediately preceding such termination or re-entry) exceeds the then fair rental value of the Premises for the same period, discounted at the rate of 7% per annum to present worth.  If, before presentation of proof of such liquidated damages to any court, commission or tribunal, all or part of the Premises are relet by Landlord for all or part of the period which otherwise would have constituted the unexpired portion of the Term, the amount of rent upon such reletting shall be deemed to be the fair rental value for the part or whole of the Premises during the term of the reletting.

(iii)                               In no event shall Tenant be entitled to receive any excess of any payments received by Landlord from a reletting of the Premises over the sums payable by Tenant to Landlord hereunder; and

(iv)                              If the Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such reletting and the expenses of reletting.

Nothing herein shall be construed as limiting or precluding the recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages set out in this Article 19.06, Landlord may lawfully be entitled by reason of any default hereunder by Tenant.

19.07                     Remedies Cumulative  Each right of Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right provided for in this Lease or existing at law or in equity, and the exercise by Landlord of any one or more of such rights shall not preclude the simultaneous or later exercise by Landlord of any other rights provided for in this Lease or existing at law or in equity.

ARTICLE 20.00  MISCELLANEOUS

20.01                     Relationship of Parties  Nothing contained in this Lease shall create any relationships between the parties hereto other than that of landlord and tenant, and it is acknowledged and agreed that Landlord does not in any way or for any purpose become a partner of Tenant in the conduct of its business, or a joint venturer or a member of a joint or common enterprise with Tenant.

20.02                     Name of Building  Landlord shall have the right, after thirty (30) days’ notice to Tenant, to change the name, number and designation of a Building, during the Term without liability to Tenant.

20.03                     Applicable Law and Construction  This Lease shall be governed by and construed under the laws of Minnesota and its provisions shall be construed as a whole according to their common meaning and not strictly for or against Landlord or Tenant.  The words Landlord and Tenant shall include the plural as well as the singular.  If this Lease is executed by more than one tenant, Tenant’s obligations hereunder shall be joint and several obligations of such executing tenants.  Time is of the essence of this Lease and each of its provisions.  The captions of the Articles are included for convenience only, and shall have not effect upon the construction or interpretation of this Lease.

20.04                     Entire Agreement  If there are any terms and conditions which at the date of execution of this Lease are additional or supplemental to those set out on the first 19 pages and in Exhibits A, B and C, such terms and conditions are contained in Exhibit D attached hereto as part of this Lease.  This Lease contains the entire agreement between the parties hereto with respect to the subject matter of this Lease.  Each party acknowledges and agrees that it has not relied upon any statement, representation, agreement or warranty except such as are set out in this Lease.

20.05                     Amendment or Modification  Unless otherwise specifically provided in this Lease, no amendment, modification, or supplement to this Lease shall be valid or binding unless set out in writing and executed by the parties hereto in the same manner as the execution of this Lease.

20.06                     Construed Covenants and Severability  All of the provisions of this Lease are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate Article hereof.  Should any provision of this Lease be or become invalid, void, illegal or not enforceable, it shall be considered separate and severable from the Lease and the remaining provisions shall remain in force and be binding upon the parties hereto as though such provision had not been included.

20.07                     No Implied Surrender or Waiver  No provisions of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord.  Landlord’s waiver of a breach of any term, covenant or condition of this Lease shall not prevent a subsequent act, which would have originally constituted a breach, from having all the force and effect of any original breach.  Landlord’s receipt of Rent with knowledge of a breach by Tenant of any term, covenant or condition of this Lease shall not be deemed a waiver of such breach.  Landlord’s failure to enforce against Tenant or any other tenant in the Building any of the Rules and Regulations made under Article 14.00 shall not be deemed a waiver of such Rules and Regulations.  No act or thing done by Landlord, its agents or employees during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid, unless in writing signed by Landlord.  The delivery of keys to any of Landlord’s agents or employees shall not operate as a termination of this Lease or a surrender of the Premises.  No payment by Tenant, or receipt by Landlord, of a lesser amount than the Rent due hereunder shall be deemed to be other than on account of the full Rent due, nor shall any endorsement or statement on any check or any letter accompanying any check, or payment of Rent, be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or pursue any other remedy available to Landlord.

20.08                     Successors Bound  Except as otherwise specifically provided, the covenants, terms, and conditions contained in this Lease shall apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

ARTICLE 21.00  RELOCATION BY TENANT - INTENTIONALLY OMITTED

IN WITNESS OF THIS LEASE Landlord and Tenant have properly executed it as of the date set out on page one.

LANDLORD:		TENANT:

ST. PAUL PROPERTIES, INC.		ESCHELON TELECOM, INC.

By:	/s/ R. William Inserra	By:	/s/ Michael Donahue
(Print name)

Michael A. Donahue
VP Finance & Treasurer

Date Executed:	12-5-03	Date Executed:	11/26/03

Witness to the signature of tenant if not incorporated.

Exhibit A-1

SOUTH SEVENTH STREET
EQUITY
ROANOKE BUILDING
101 SOUTH SEVENTH STREET
MINNEAPOLIS MN 55402
Baker Center
N
Architect

Exhibit A-2

MARQUETTE AVENUE

INVESTORS BUILDING

Baker Center

DATE: 12/23/03

Exhibit A-3

EQUITY
Future Ele.
MEN
WOMEN
SOUTH EIGHTH STREET
SECOND AVENUE SOUTH
U.S. TRUST BUILDING (FORMERLY PEAVEY)
730 SECOND AVENUE SOUTH
MINNEAPOLIS, MN 55402
Baker Center
N

Exhibit A-4

MPLS. TEACHERS RETIREMENT FUND
SECOND AVENUE SOUTH

U.S. TRUST BUILDING (FORMERLY "PEAVEY")

750 SECOND AVENUE SOUTH

MINNEAPOLIS, MN

Baker Center

N

BAKER CENTER	EXHIBIT B-1
Office Space

ROANOKE BUILDING
109 SOUTH SEVENTH STREET
MINNEAPOLIS, MINNESOTA 55402

SECTION 1.00              WORDS AND PHRASES

1.01                           Definitions                                   In the Lease, including this Exhibit:

(a)                                  “Architect” means that firm of professional architects or engineers as Landlord may from time to time engage for preparation of construction drawings for the Building or for general supervision of architectural and engineering aspects and operations of the Building and includes any consultant(s) from time to time appointed by Landlord or the Architect whenever such consultants(s) is acting within the scope of his or her appointment and specialty.

(b)                                 “Land” means those lands located in Hennepin County, Minnesota, described as:

Lots 3, 4 and 5, Auditor’s Subdivision No. 178 Hennepin County, Minnesota.

(c)                                  “Project” means those portions of those lands, in Hennepin County, Minnesota, described as:

Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11, Auditor’s Subdivision No. 178 Hennepin County, Minnesota, from time to time owned or leased by Landlord, and the developments and improvements from time to time constructed on those portions.

(d)                                 “Building” means the building in which the Premises are located, being those portions of the Project on the Land.

(e)                                  “Baker Building” means those portions of the Project on those lands in Hennepin County, Minnesota, described as: Lots 1 and 2, Auditor’s Subdivision No. 178 Hennepin County, Minnesota,

(f)                                    “Investors Building” means those portions of the Project on those lands located in Hennepin County, Minnesota, described as:

Lots 6, 7 and 8, Auditor’s Subdivision 178 Hennepin County, Minnesota, except the Southeasterly 10 feet of the Southwesterly 90 feet of said Lot 8.

(g)                                 “Peavey Building” means those portions of the Project on those lands located in Hennepin County, Minnesota, described as:

Lots 9, 10 and 11, and the Southeasterly 10 feet of the Southwesterly 90 feet of Lot 8, Auditor’s Subdivision No. 178 Hennepin County, Minnesota.

(h)                                 “Rentable Components” means the Building, Baker Building, Investors Building and Peavey Building, in each case excluding Common Areas and Parking Facilities.

(i)                                     “Parking Facilities” means those portions of the Project from time to time designated by Landlord for vehicular parking.

(j)                                     “Common Areas” means those portions of the Project (excluding Parking

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Facilities) not leased or designated for lease to tenants that Landlord provides for use in common by Landlord, Tenant, and other tenants of the Project (or by their respective sublessees, agents, employees, customers or licensees), whether or not those areas are open to the general public, and includes any fixtures, chattels, systems, decor, signs, facilities, or landscaping contained, maintained, or used in connection with those areas, and is deemed to include the city sidewalks adjacent to the Land and adjoining lands and any pedestrian walkway system (either above or below ground) or other facility open to the general public in respect of which Landlord is from time to time subject to obligations arising from the Project, but does not include any space on office floors designated by Landlord for use in common by tenants and other persons.

(k)                                  “Delivery Facilities” means those portions of the Common Areas from time to time designated by Landlord as facilities to be used in common by Landlord, tenants in the Project, and others for purposes of loading, unloading, delivery, dispatch, and holding of merchandise, goods and materials entering or leaving the Project and giving vehicular access to those portions of the Project.

(l)                                     “Section” means a section of this Exhibit B.

1.02                           Normal Business Hours:

Except as otherwise specifically provided in this Lease, normal business hours for the Building shall be from 8:00 a.m. to 6:00 p.m. Monday through Friday, and 8:00 a.m. to 1:00 p.m. Saturday, excluding days which are legal or statutory holidays in the jurisdiction in which the Building is located.

SECTION 2.00              DETERMINATION OF OCCUPANCY COSTS

2.01                           Definitions                                   In this Section 2.00:

(a)                                  “Tax Cost” means the Taxes accruing in respect of the calendar year in which the Fiscal Year begins, less that part of those Taxes attributable to the Parking Facilities.

(b)                                 “Taxes” means the aggregate of all taxes, rates, charges, levies and assessments payable by Landlord and imposed by any competent authority upon or in respect of the Land and all improvements on the Land, including any tax imposed on the capital invested in the Land or improvements on the Land.  In determining Taxes, any corporate income, profits, excess profits and business tax imposed upon the income of Landlord and any other impost of a personal nature charged or levied against the Landlord shall be excluded, except to the extent that it is levied in lieu of or as a substitute for increases in taxes, rates, charges or assessments in respect of the Land or any improvements on the Land.

(c)                                  “HVAC Cost” means a percentage of the costs in the Fiscal Year for the operation, repair and maintenance of the system for heating, ventilating and cooling the Project as established by Landlord from time to time on a fair and equitable basis which reflects load and hours of operation.

(d)                                 “Common Areas Costs” means all net costs, charges and expenses in respect of a Fiscal Year which are directly attributable to the operation, repair and maintenance of the Common Areas, including without limitation HVAC Cost.

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(e)                                  “Project Costs” means all net costs, charges and expenses in respect of a Fiscal Year which are directly attributable to the operation, repair and maintenance of the Project, but which are not attributable solely to the operation, repair or maintenance of the Common Areas, Parking Facilities, or any Rentable Component.

(f)                                    “Square Feet in the Premises” means the number of square feet set out in Article 1.01(l) or 1.01(n) of the Lease, which for office tenants includes the number of square feet of unallocated space in the Building set out in Article 1.01(l) of the Lease.

(g)                                 “Square Feet in the Building” means 182,355 square feet, being the aggregate of the rentable areas of office space (on a single-tenancy floor basis) and retail and service store space in the Building.  If from time to time there is a material change in the rentable areas of the Building, Square Feet in the Building shall (until any further change) mean the number of square feet in the Building determined on completion of such change on the basis set out in Sections 3.01 and 3.03.

2.02                           Occupancy Costs:

Occupancy Costs for any Fiscal Year shall be an amount equal to the Operating Cost in respect of that Fiscal Year multiplied by the Square Feet in the Premises.

2.03                           Determination Of Operating Cost:

“Operating Cost” means an amount per square foot (calculated to the nearest tenth of a cent) established in accordance with generally accepted accounting principles and confirmed in a certificate of Landlord, and equal to the sum of the following costs in respect of a Fiscal Year, divided by the Square Feet in the Building:

(a)                                  all net costs, charges and expenses directly attributable to the operation, repair and maintenance of the Building (excluding Common Areas and Parking Facilities), including, without limitation, Tax Cost and HVAC Cost, and

(b)                                 a portion of the Common Areas Costs as established by Landlord from time to time on a fair and equitable basis, and

(c)                                  that proportion of Project Costs which the gross area of the Building (excluding Common Areas and Parking Facilities) is of the aggregate gross area of the Rentable Components.

Operating Cost under this Section 2.03 includes all net expenses properly allocable to the Fiscal Year for any capital improvement or structural repair incurred to reduce or limit increases in Operating Cost, or required by Landlord’s insurance carrier or by any change in the laws, rules, regulations or orders of any governmental or quasi-governmental authority having jurisdiction, which expenses shall be amortized at applicable interest rates over the useful capital life of the capital improvement or structural repair. If Landlord manages the Building or other applicable portion of the Project, Operating Cost under this Section 2.03 also includes an imputed management fee commensurate with the then-current Minneapolis-Saint Paul metropolitan market for management services.

2.04                           Limitation on Operating Cost:

In determining Operating Cost, the cost (if any) of the following shall be excluded except as specifically provided in Section 2.03:

(a)                                  major structural repairs to the Project,

(b)                                 improvements, additions or alterations to the Project,

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(c)                                  repair and replacement resulting from inferior or deficient workmanship, materials or equipment in the initial construction of the Project or for which Landlord is reimbursed by insurers,

(d)                                 ground rent (if any), depreciation, amortization and interest on and capital retirement of debt,

(e)                                  operation, repair and maintenance which is attributable solely to the Parking Facilities or to any Rentable Component other than the Building, and

(f)                                    leasing commissions.

2.05                           When Services Are Not Provided:

Notwithstanding Section 2.03, when and if any service which is normally provided by Landlord to some tenants of the Building in their premises

(a)                                  is not provided by Landlord in the Premises under the specific terms of the Lease, in determining Occupancy Costs for Tenant, the cost of that service (except as it relates to Common Areas, those spaces on office floors designated by Landlord for use in common by tenants and other persons in the Building, and janitorial services) shall be excluded, and

(b)                                 is not provided by Landlord in a significant portion of the Building, in determining Occupancy Costs for Tenant, the cost of that service shall be divided by the number of square feet in the Building in which Landlord provides that service, determined on the basis set out in Sections 3.01 and 3.03.

2.06                           Shared Facilities, Services and Utilities:

If any facilities, services or utilities:

(a)                                  for the operation, repair and maintenance of the Project are provided from another building or other buildings, owned or operated by Landlord or an affiliate of Landlord, or

(b)                                 for the operation, repair and maintenance of another building or other buildings owned or operated by Landlord or an affiliate of Landlord are provided from the Project, the net costs, charges and expenses for those facilities, services and utilities shall, for the purpose of Section 2.03, be allocated by Landlord between the Project and the other building or among the Project and the other buildings on a fair and equitable basis.

2.07                           Credit to Common Areas:

Landlord shall use reasonable efforts to recover where circumstances so permit an equitable share of the cost of operating and maintaining Common Areas from owners or occupants of neighboring properties and others who benefit from the use of the Common Areas, and shall credit any recovery to the gross cost before determination of Common Areas Costs.

2.08                           Occupancy Adjustment:

If the Project is not fully leased and occupied in any Fiscal Year, appropriate adjustments shall be made in determining Occupancy Costs under this Section 2.00 so that Occupancy Costs shall be as though the Project had been fully leased and occupied during that Fiscal Year.

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2.09                           Partial Fiscal Year:

If the Term commences after the beginning of or terminates before the end of a Fiscal Year, any amount payable by Tenant under Section 2.02 shall be adjusted accordingly.

SECTION 3.00                                 DETERMINATION OF SQUARE FEET IN THE PREMISES

3.01                           Office Space — Single Tenancy Floors:

For the purposes of this Lease, the number of square feet of office space in the Premises on a single-tenancy floor in the Building (if any) shall be calculated from dimensioned Architect’s drawings to the inside face of the glass in the permanent exterior building walls (whether or not the glass extends to the floor) or to the inside finish of those walls if they contain no glass.  It shall include all space within exterior building walls except for stairs (other than stairs exclusively serving a tenant occupying offices on more than one floor), elevator shafts, flues, pipe shafts, vertical ducts, and other vertical risers which penetrate the floor and their enclosing walls.  No deduction shall be made for washrooms, janitor closets, air conditioning rooms, fan closets, or for electrical or telephone cupboards within and servicing only that floor or servicing a single tenant on more than one floor, or for any other rooms, corridors, or areas available to the tenant on that floor for its use, furnishings, or personnel, or for any columns located wholly or partially within the space, or for any enclosures around the periphery of the Building used for the purpose of heating, ventilating or cooling.

3.02                           Office Space — Multiple-Tenancy Floors:

For the purposes of this Lease, the number of square feet of office space in the Premises on a multiple-tenancy floor in the Building (if any) shall be calculated from dimensioned architect’s drawings to the inside finish of permanent exterior building walls or the inside face of the glass as described in Section 3.01, to the face of permanent interior walls and to the center line of demising partitions.  No deductions shall be made for any columns located wholly or partially within the space, or for any enclosures around the periphery of the Building used for the purpose of heating, ventilating or cooling.

3.03                           Retail Space:

For the purposes of this Lease, the number of square feet of retail and service store space in the Building, whether above or below grade, is calculated from dimensioned Architect’s drawings to the inside face of permanent exterior building walls, to the face of permanent interior walls, to the center line of demising partitions, and to the center line of a predetermined lease line (usually referred to as the storefront line) in the case of retail and service store space facing onto either an interior public mall or corridor or onto a public street or lane. No deduction is made for vestibules inside the permanent exterior building walls or inside the predetermined lease line, or for any columns located wholly or partially within the space.

SECTION 4.00              LOADING AND DELIVERY

4.01                           The delivery and shipping of merchandise, supplies, fixtures, and other materials or goods of any kind to or from the Premises and all loading, unloading, and handling of them shall be done only at such times, in such areas, by such means, and through such

5

elevators, entrances, malls, and corridors as are designated from time to time by Landlord.

4.02                           Landlord accepts no liability and is hereby relieved and released by Tenant in respect of the operation and adequacy of the Delivery Facilities, the acts or omissions of any person or persons engaged in the operation of the Delivery Facilities, or in the acceptance, holding, handling, delivery or dispatch of any goods for or on behalf of Tenant, and any claim of Tenant by reason of damage, loss, theft or any acceptance, holding, handling, delivery or dispatch, or failure of any acceptance, holding, handling or dispatch, or any error, negligence or delay in acceptance, holding, handling, or dispatch.

4.03                           Landlord may from time to time make and amend regulations for the orderly and efficient operation of the Delivery Facilities, and may require the payment of reasonable and equitable charges for delivery services and demurrage provided by Landlord.

SECTION 5.00 NON-DISCRIMINATION

5.01                           Non-Discrimination:

If Tenant operates or has the right to operate under this Lease any store, shop, restaurant, cafeteria, restroom, or any other facility of a public nature in the Building, Tenant shall not discriminate by segregation or otherwise against any person or persons because of race, creed, color, or national origin in furnishing, or by refusing to furnish, to such person or persons the use of any such facility including any and all services, privileges, accommodations, and activities provided thereby.

5.02                           Enforcement:

Tenant’s noncompliance with the provisions of this Section 5.00 shall constitute a material breach of this Lease.  In the event of such noncompliance, Landlord may take appropriate action to enforce compliance, may terminate this Lease, or may pursue such other remedies as may be provided by law.

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BAKER CENTER	EXHIBIT B-2
Office Space

INVESTORS BUILDING
733 MARQUETTE AVENUE
MINNEAPOLIS, MINNESOTA 55402

SECTION 1.00                                 WORDS AND PHRASES

1.01                           Definitions                                   In the Lease, including this Exhibit:

(a)                                  “Architect” means that firm of professional architects or engineers as Landlord may from time to time engage for preparation of construction drawings for the Building or for general supervision of architectural and engineering aspects and operations of the Building and includes any consultant(s) from time to time appointed by Landlord or the Architect whenever such consultants(s) is acting within the scope of his or her appointment and specialty.

(b)                                 “Land” means those lands located in Hennepin County, Minnesota, described as:

Lots 6, 7 and 8, Auditor’s Subdivision 178 Hennepin County, Minnesota, except the Southeasterly 10 feet of the Southwesterly 90 feet of said Lot 8.

(c)                                  “Project” means those portions of those lands, in Hennepin County, Minnesota, described as:

Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11, Auditor’s Subdivision No. 178 Hennepin County, Minnesota, from time to time owned or leased by Landlord, and the developments and improvements from time to time constructed on those portions.

(d)                                 “Building” means the building in which the Premises are located, being those portions of the Project on the Land.

(e)                                  “Baker Building” means those portions of the Project on those lands in Hennepin County, Minnesota, described as: Lots 1 and 2, Auditor’s Subdivision No. 178 Hennepin County, Minnesota,

(f)                                    “Roanoke Building” means those portions of the Project on those lands located in Hennepin County, Minnesota, described as:

Lots 3, 4 and 5, Auditor’s Subdivision No. 178 Hennepin County, Minnesota.

(g)                                 “Peavey Building” means those portions of the Project on those lands located in Hennepin County, Minnesota, described as:

Lots 9, 10 and 11, and the Southeasterly 10 feet of the Southwesterly 90 feet of Lot 8, Auditor’s Subdivision No. 178 Hennepin County, Minnesota.

(h)                                 “Rentable Components” means the Building, Baker Building, Roanoke Building and Peavey Building, in each case excluding Common Areas and Parking Facilities.

(i)                                     “Parking Facilities” means those portions of the Project from time to time designated by Landlord for vehicular parking.

(j)                                     “Common Areas” means those portions of the Project (excluding Parking Facilities) not leased or designated for lease to tenants that Landlord provides for

1

use in common by Landlord, Tenant, and other tenants of the Project (or by their respective sublessees, agents, employees, customers or licensees), whether or not those areas are open to the general public, and includes any fixtures, chattels, systems, decor, signs, facilities, or landscaping contained, maintained, or used in connection with those areas, and is deemed to include the city sidewalks adjacent to the Land and adjoining lands and any pedestrian walkway system (either above or below ground) or other facility open to the general public in respect of which Landlord is from time to time subject to obligations arising from the Project, but does not include any space on office floors designated by Landlord for use in common by tenants and other persons.

(k)                                  “Delivery Facilities” means those portions of the Common Areas from time to time designated by Landlord as facilities to be used in common by Landlord, tenants in the Project, and others for purposes of loading, unloading, delivery, dispatch, and holding of merchandise, goods and materials entering or leaving the Project and giving vehicular access to those portions of the Project.

(l)                                     “Section” means a section of this Exhibit B.

1.02                           Normal Business Hours:

Except as otherwise specifically provided in this Lease, normal business hours for the Building shall be from 8:00 a.m. to 6:00 p.m. Monday through Friday, and 8:00 a.m. to 1:00 p.m. Saturday, excluding days which are legal or statutory holidays in the jurisdiction in which the Building is located.

SECTION 2.00                                 DETERMINATION OF OCCUPANCY COSTS

2.01                           Definitions                                   In this Section 2.00:

(a)                                  “Tax Cost” means the Taxes accruing in respect of the calendar year in which the Fiscal Year begins, less that part of those Taxes attributable to the Parking Facilities.

(b)                                 “Taxes” means the aggregate of all taxes, rates, charges, levies and assessments payable by Landlord and imposed by any competent authority upon or in respect of the Land and all improvements on the Land, including any tax imposed on the capital invested in the Land or improvements on the Land.  In determining Taxes, any corporate income, profits, excess profits and business tax imposed upon the income of Landlord and any other impost of a personal nature charged or levied against the Landlord shall be excluded, except to the extent that it is levied in lieu of or as a substitute for increases in taxes, rates, charges or assessments in respect of the Land or any improvements on the Land.

(c)                                  “HVAC Cost” means a percentage of the costs in the Fiscal Year for the operation, repair and maintenance of the system for heating, ventilating and cooling the Project as established by Landlord from time to time on a fair and equitable basis which reflects load and hours of operation.

(d)                                 “Common Areas Costs” means all net costs, charges and expenses in respect of a Fiscal Year which are directly attributable to the operation, repair and maintenance of the Common Areas, including without limitation HVAC Cost.

(e)                                  “Project Costs” means all net costs, charges and expenses in respect of a Fiscal

2

Year which are directly attributable to the operation, repair and maintenance of the Project, but which are not attributable solely to the operation, repair or maintenance of the Common Areas, Parking Facilities, or any Rentable Component.

(f)                                    “Square Feet in the Premises” means the number of square feet set out in Article 1.01(l) or 1.01(n) of the Lease, which for office tenants includes the number of square feet of unallocated space in the Building set out in Article 1.01(l) of the Lease.

(g)                                 “Square Feet in the Building” means 404,986 square feet, being the aggregate of the rentable areas of office space (on a single-tenancy floor basis) and retail and service store space in the Building.  If from time to time there is a material change in the rentable areas of the Building, Square Feet in the Building shall (until any further change) mean the number of square feet in the Building determined on completion of such change on the basis set out in Sections 3.01 and 3.03.

2.02                           Occupancy Costs:

Occupancy Costs for any Fiscal Year shall be an amount equal to the Operating Cost in respect of that Fiscal Year multiplied by the Square Feet in the Premises.

2.03                           Determination Of Operating Cost:

“Operating Cost” means an amount per square foot (calculated to the nearest tenth of a cent) established in accordance with generally accepted accounting principles and confirmed in a certificate of Landlord, and equal to the sum of the following costs in respect of a Fiscal Year, divided by the Square Feet in the Building:

(a)                                  all net costs, charges and expenses directly attributable to the operation, repair and maintenance of the Building (excluding Common Areas and Parking Facilities), including, without limitation, Tax Cost and HVAC Cost, and

(b)                                       a portion of the Common Areas Costs as established by Landlord from time to time on a fair and equitable basis, and

(c)                                  that proportion of Project Costs which the gross area of the Building (excluding Common Areas and Parking Facilities) is of the aggregate gross area of the Rentable Components.

Operating Cost under this Section 2.03 includes all net expenses properly allocable to the Fiscal Year for any capital improvement or structural repair incurred to reduce or limit increases in Operating Cost, or required by Landlord’s insurance carrier or by any change in the laws, rules, regulations or orders of any governmental or quasi-governmental authority having jurisdiction, which expenses shall be amortized at applicable interest rates over the useful capital life of the capital improvement or structural repair. If Landlord manages the Building or other applicable portion of the Project, Operating Cost under this Section 2.03 also includes an imputed management fee commensurate with the then-current Minneapolis-Saint Paul metropolitan market for management services.

2.04                           Limitation on Operating Cost:

In determining Operating Cost, the cost (if any) of the following shall be excluded except as specifically provided in Section 2.03:

(a)                                  major structural repairs to the Project,

(b)                                 improvements, additions or alterations to the Project,

3

(c)                                  repair and replacement resulting from inferior or deficient workmanship, materials or equipment in the initial construction of the Project or for which Landlord is reimbursed by insurers,

(d)                                 ground rent (if any), depreciation, amortization and interest on and capital retirement of debt,

(e)                                  operation, repair and maintenance which is attributable solely to the Parking Facilities or to any Rentable Component other than the Building, and

(f)                                    leasing commissions.

2.05                           When Services Are Not Provided:

Notwithstanding Section 2.03, when and if any service which is normally provided by Landlord to some tenants of the Building in their premises

(a)                                  is not provided by Landlord in the Premises under the specific terms of the Lease, in determining Occupancy Costs for Tenant, the cost of that service (except as it relates to Common Areas, those spaces on office floors designated by Landlord for use in common by tenants and other persons in the Building, and janitorial services) shall be excluded, and

(b)                                 is not provided by Landlord in a significant portion of the Building, in determining Occupancy Costs for Tenant, the cost of that service shall be divided by the number of square feet in the Building in which Landlord provides that service, determined on the basis set out in Sections 3.01 and 3.03.

2.06                           Shared Facilities, Services and Utilities:

If any facilities, services or utilities:

(a)                                  for the operation, repair and maintenance of the Project are provided from another building or other buildings, owned or operated by Landlord or an affiliate of Landlord, or

(b)                                 for the operation, repair and maintenance of another building or other buildings owned or operated by Landlord or an affiliate of Landlord are provided from the Project, the net costs, charges and expenses for those facilities, services and utilities shall, for the purpose of Section 2.03, be allocated by Landlord between the Project and the other building or among the Project and the other buildings on a fair and equitable basis.

2.07                           Credit to Common Areas:

Landlord shall use reasonable efforts to recover where circumstances so permit an equitable share of the cost of operating and maintaining Common Areas from owners or occupants of neighboring properties and others who benefit from the use of the Common Areas, and shall credit any recovery to the gross cost before determination of Common Areas Costs.

2.08                           Occupancy Adjustment::

If the Project is not fully leased and occupied in any Fiscal Year, appropriate adjustments shall be made in determining Occupancy Costs under this Section 2.00 so that Occupancy Costs shall be as though the Project had been fully leased and occupied during that Fiscal Year.

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2.09                           Partial Fiscal Year:

If the Term commences after the beginning of or terminates before the end of a Fiscal Year, any amount payable by Tenant under Section 2.02 shall be adjusted accordingly.

SECTION 3.00                                 DETERMINATION OF SQUARE FEET IN THE PREMISES

3.01                           Office Space — Single Tenancy Floors:

For the purposes of this Lease, the number of square feet of office space in the Premises on a single-tenancy floor in the Building (if any) shall be calculated from dimensioned Architect’s drawings to the inside face of the glass in the permanent exterior building walls (whether or not the glass extends to the floor) or to the inside finish of those walls if they contain no glass.  It shall include all space within exterior building walls except for stairs (other than stairs exclusively serving a tenant occupying offices on more than one floor), elevator shafts, flues, pipe shafts, vertical ducts, and other vertical risers which penetrate the floor and their enclosing walls.  No deduction shall be made for washrooms, janitor closets, air conditioning rooms, fan closets, or for electrical or telephone cupboards within and servicing only that floor or servicing a single tenant on more than one floor, or for any other rooms, corridors, or areas available to the tenant on that floor for its use, furnishings, or personnel, or for any columns located wholly or partially within the space, or for any enclosures around the periphery of the Building used for the purpose of heating, ventilating or cooling.

3.02                           Office Space — Multiple-Tenancy Floors:

For the purposes of this Lease, the number of square feet of office space in the Premises on a multiple-tenancy floor in the Building (if any) shall be calculated from dimensioned architect’s drawings to the inside finish of permanent exterior building walls or the inside face of the glass as described in Section 3.01, to the face of permanent interior walls and to the center line of demising partitions.  No deductions shall be made for any columns located wholly or partially within the space, or for any enclosures around the periphery of the Building used for the purpose of heating, ventilating or cooling.

3.03                           Retail Space:

For the purposes of this Lease, the number of square feet of retail and service store space in the Building, whether above or below grade, is calculated from dimensioned Architects drawings to the inside face of permanent exterior building walls, to the face of permanent interior walls, to the center line of demising partitions, and to the center line of a predetermined lease line (usually referred to as the storefront line) in the case of retail and service store space facing onto either an interior public mall or corridor or onto a public street or lane. No deduction is made for vestibules inside the permanent exterior building walls or inside the predetermined lease line, or for any columns located wholly or partially within the space.

SECTION 4.00                                 LOADING AND DELIVERY

4.01                           The delivery and shipping of merchandise, supplies, fixtures, and other materials or goods of any kind to or from the Premises and all loading, unloading, and handling of

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them shall be done only at such times, in such areas, by such means, and through such elevators, entrances, malls, and corridors as are designated from time to time by Landlord.

4.02                           Landlord accepts no liability and is hereby relieved and released by Tenant in respect of the operation and adequacy of the Delivery Facilities, the acts or omissions of any person or persons engaged in the operation of the Delivery Facilities, or in the acceptance, holding, handling, delivery or dispatch of any goods for or on behalf of Tenant, and any claim of Tenant by reason of damage, loss, theft or any acceptance, holding, handling, delivery or dispatch, or failure of any acceptance, holding, handling or dispatch, or any error, negligence or delay in acceptance, holding, handling, or dispatch.

4.03                           Landlord may from time to time make and amend regulations for the orderly and efficient operation of the Delivery Facilities, and may require the payment of reasonable and equitable charges for delivery services and demurrage provided by Landlord.

SECTION 5.00 NON-DISCRIMINATION

5.01                           Non-Discrimination:

If Tenant operates or has the right to operate under this Lease any store, shop, restaurant, cafeteria, restroom, or any other facility of a public nature in the Building, Tenant shall not discriminate by segregation or otherwise against any person or persons because of race, creed, color, or national origin in furnishing, or by refusing to furnish, to such person or persons the use of any such facility including any and all services, privileges, accommodations, and activities provided thereby.

5.02                           Enforcement :

Tenant’s noncompliance with the provisions of this Section 5.00 shall constitute a material breach of this Lease.  In the event of such noncompliance, Landlord may take appropriate action to enforce compliance, may terminate this Lease, or may pursue such other remedies as may be provided by law.

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BAKER CENTER	EXHIBIT B-3
Office Space

U.S. TRUST BUILDING
730 SECOND AVENUE SOUTH
MINNEAPOLIS, MINNESOTA 55402

SECTION 1.00 WORDS AND PHRASES

1.01                           Definitions                                   In the Lease, including this Exhibit:

(a)                                  “Architect” means that firm of professional architects or engineers as Landlord may from time to time engage for preparation of construction drawings for the Building or for general supervision of architectural and engineering aspects and operations of the Building and includes any consultant(s) from time to time appointed by Landlord or the Architect whenever such consultants(s) is acting within the scope of his or her appointment and specialty.

(b)                                 “Land” means those lands located in Hennepin County, Minnesota, described as:

Lots 9, 10 and 11, and the Southeasterly 10 feet of the Southwesterly 90 feet of Lot 8, Auditor’s Subdivision No. 178 Hennepin County, Minnesota.

(c)                                  “Project” means those portions of those lands, in Hennepin County, Minnesota, described as:

Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11, Auditor’s Subdivision No. 178 Hennepin County, Minnesota, from time to time owned or leased by Landlord, and the developments and improvements from time to time constructed on those portions.

(d)                                 “Building” means the building in which the Premises are located, being those portions of the Project on the Land.

(e)                                  “Investors Building” means those portions of the Project on those lands in Hennepin County, Minnesota, described as: Lots 6, 7 and 8, Auditor’s Subdivision 178 Hennepin County, Minnesota, except the Southeasterly 10 feet of the Southwesterly 90 feet of said Lot 8.

(f)                                    “Roanoke Building” means those portions of the Project on those lands located in Hennepin County, Minnesota, described as:

Lots 3, 4 and 5, Auditor’s Subdivision No. 178 Hennepin County, Minnesota.

(g)                                 “Baker Building” means those portions of the Project on those lands located in Hennepin County, Minnesota, described as:

Lots 1 and 2, Auditor’s Subdivision No. 178 Hennepin County, Minnesota.

(h)                                 “Rentable Components” means the Building, Investors Building, Roanoke Building and Baker Building, in each case excluding Common Areas and Parking Facilities.

(i)                                     “Parking Facilities” means those portions of the Project from time to time

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designated by Landlord for vehicular parking.

(j)                                     “Common Areas” means those portions of the Project (excluding Parking Facilities) not leased or designated for lease to tenants that Landlord provides for use in common by Landlord, Tenant, and other tenants of the Project (or by their respective sublessees, agents, employees, customers or licensees), whether or not those areas are open to the general public, and includes any fixtures, chattels, systems, decor, signs, facilities, or landscaping contained, maintained, or used in connection with those areas, and is deemed to include the city sidewalks adjacent to the Land and adjoining lands and any pedestrian walkway system (either above or below ground) or other facility open to the general public in respect of which Landlord is from time to time subject to obligations arising from the Project, but does not include any space on office floors designated by Landlord for use in common by tenants and other persons.

(k)                                  “Delivery Facilities” means those portions of the Common Areas from time to time designated by Landlord as facilities to be used in common by Landlord, tenants in the Project, and others for purposes of loading, unloading, delivery, dispatch, and holding of merchandise, goods and materials entering or leaving the Project and giving vehicular access to those portions of the Project.

(l)                                     “Section” means a section of this Exhibit B.

1.02                           Normal Business Hours:

Except as otherwise specifically provided in this Lease, normal business hours for the Building shall be from 8:00 am. to 6:00 p.m. Monday through Friday, and 8:00 a.m. to 1:00 p.m. Saturday, excluding days which are legal or statutory holidays in the jurisdiction in which the Building is located.

SECTION 2.00 DETERMINATION OF OCCUPANCY COSTS

2.01                           Definitions                                   In this Section 2.00:

(a)                                  “Tax Cost” means the Taxes accruing in respect of the calendar year in which the Fiscal Year begins, less that part of those Taxes attributable to the Parking Facilities.

(b)                                 “Taxes” means the aggregate of all taxes, rates, charges, levies and assessments payable by Landlord and imposed by any competent authority upon or in respect of the Land and all improvements on the Land, including any tax imposed on the capital invested in the Land or improvements on the Land.  In determining Taxes, any corporate income, profits, excess profits and business tax imposed upon the income of Landlord and any other impost of a personal nature charged or levied against the Landlord shall be excluded, except to the extent that it is levied in lieu of or as a substitute for increases in taxes, rates, charges or assessments in respect of the Land or any improvements on the Land.

(c)                                  “HVAC Cost” means a percentage of the costs in the Fiscal Year for the operation, repair and maintenance of the system for heating, ventilating and cooling the Project as established by Landlord from time to time on a fair and equitable basis which reflects load and hours of operation.

(d)                                 “Common Areas Costs” means all net costs, charges and expenses in respect of a

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Fiscal Year which are directly attributable to the operation, repair and maintenance of the Common Areas, including without limitation HVAC Cost.

(e)                                  “Project Costs” means all net costs, charges and expenses in respect of a Fiscal Year which are directly attributable to the operation, repair and maintenance of the Project, but which are not attributable solely to the operation, repair or maintenance of the Common Areas, Parking Facilities, or any Rentable Component.

(f)                                    “Square Feet in the Premises” means the number of square feet set out in Article 1.01(l) or 1.01(n) of the Lease, which for office tenants includes the number of square feet of unallocated space in the Building set out in Article 1.01(l) of the Lease.

(g)                                 “Square Feet in the Building” means 307,245 square feet, being the aggregate of the rentable areas of office space (on a single-tenancy floor basis) and retail and service store space in the Building.  If from time to time there is a material change in the rentable areas of the Building, Square Feet in the Building shall (until any further change) mean the number of square feet in the Building determined on completion of such change on the basis set out in Sections 3.01 and 3.03.

2.02                           Occupancy Costs:

Occupancy Costs for any Fiscal Year shall be an amount equal to the Operating Cost in respect of that Fiscal Year multiplied by the Square Feet in the Premises.

2.03                           Determination Of Operating Cost:

“Operating Cost” means an amount per square foot (calculated to the nearest tenth of a cent) established in accordance with generally accepted accounting principles and confirmed in a certificate of Landlord, and equal to the sum of the following costs in respect of a Fiscal Year, divided by the Square Feet in the Building:

(a)                                  all net costs, charges and expenses directly attributable to the operation, repair and maintenance of the Building (excluding Common Areas and Parking Facilities), including, without limitation, Tax Cost and HVAC Cost, and

(b)                                 a portion of the Common Areas Costs as established by Landlord from time to time on a fair and equitable basis, and

(c)                                  that proportion of Project Costs which the gross area of the Building (excluding Common Areas and Parking Facilities) is of the aggregate gross area of the Rentable Components.

Operating Cost under this Section 2.03 includes all net expenses properly allocable to the Fiscal Year for any capital improvement or structural repair incurred to reduce or limit increases in Operating Cost, or required by Landlord’s insurance carrier or by any change in the laws, rules, regulations or orders of any governmental or quasi-governmental authority having jurisdiction, which expenses shall be amortized at applicable interest rates over the useful capital life of the capital improvement or structural repair.  If Landlord manages the Building or other applicable portion of the Project, Operating Cost under this Section 2.03 also includes an imputed management fee commensurate with the then-current Minneapolis-Saint Paul metropolitan market for management services.

2.04                           Limitation on Operating Cost:

In determining Operating Cost, the cost (if any) of the following shall be excluded except

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as specifically provided in Section 2.03:

(a)                                  major structural repairs to the Project,

(b)                                 improvements, additions or alterations to the Project,

(c)                                  repair and replacement resulting from inferior or deficient workmanship, materials or equipment in the initial construction of the Project or for which Landlord is reimbursed by insurers,

(d)                                 ground rent (if any), depreciation, amortization and interest on and capital retirement of debt,

(e)                                  operation, repair and maintenance which is attributable solely to the Parking Facilities or to any Rentable Component other than the Building, and

(f)                                    leasing commissions.

2.05                           When Services Are Not Provided:

Notwithstanding Section 2.03, when and if any service which is normally provided by Landlord to some tenants of the Building in their premises

(a)                                  is not provided by Landlord in the Premises under the specific terms of the Lease, in determining Occupancy Costs for Tenant, the cost of that service (except as it relates to Common Areas, those spaces on office floors designated by Landlord for use in common by tenants and other persons in the Building, and janitorial services) shall be excluded, and

(b)                                 is not provided by Landlord in a significant portion of the Building, in determining Occupancy Costs for Tenant, the cost of that service shall be divided by the number of square feet in the Building in which Landlord provides that service, determined on the basis set out in Sections 3.01 and 3.03.

2.06                           Shared Facilities, Services and Utilities:

If any facilities, services or utilities:

(a)                                  for the operation, repair and maintenance of the Project are provided from another building or other buildings, owned or operated by Landlord or an affiliate of Landlord, or

(b)                                 for the operation, repair and maintenance of another building or other buildings owned or operated by Landlord or an affiliate of Landlord are provided from the Project, the net costs, charges and expenses for those facilities, services and utilities shall, for the purpose of Section 2.03, be allocated by Landlord between the Project and the other building or among the Project and the other buildings on a fair and equitable basis.

2.07                           Credit to Common Areas:

Landlord shall use reasonable efforts to recover where circumstances so permit an equitable share of the cost of operating and maintaining Common Areas from owners or occupants of neighboring properties and others who benefit from the use of the Common Areas, and shall credit any recovery to the gross cost before determination of Common Areas Costs.

2.08                           Occupancy Adjustment :

If the Project is not fully leased and occupied in any Fiscal Year, appropriate adjustments

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shall be made in determining Occupancy Costs under this Section 2.00 so that Occupancy Costs shall be as though the Project had been fully leased and occupied during that Fiscal Year.

2.09                           Partial Fiscal Year:

If the Term commences after the beginning of or terminates before the end of a Fiscal Year, any amount payable by Tenant under Section 2.02 shall be adjusted accordingly.

SECTION 3.00 DETERMINATION OF SQUARE FEET IN THE PREMISES

3.01                           Office Space — Single Tenancy Floors:

For the purposes of this Lease, the number of square feet of office space in the Premises on a single-tenancy floor in the Building (if any) shall be calculated from dimensioned Architect’s drawings to the inside face of the glass in the permanent exterior building walls (whether or not the glass extends to the floor) or to the inside finish of those walls if they contain no glass.  It shall include all space within exterior building walls except for stairs (other than stairs exclusively serving a tenant occupying offices on more than one floor), elevator shafts, flues, pipe shafts, vertical ducts, and other vertical risers which penetrate the floor and their enclosing walls.  No deduction shall be made for washrooms, janitor closets, air conditioning rooms, fan closets, or for electrical or telephone cupboards within and servicing only that floor or servicing a single tenant on more than one floor, or for any other rooms, corridors, or areas available to the tenant on that floor for its use, furnishings, or personnel, or for any columns located wholly or partially within the space, or for any enclosures around the periphery of the Building used for the purpose of heating, ventilating or cooling.

3.02                           Office Space — Multiple-Tenancy Floors:

For the purposes of this Lease, the number of square feet of office space in the Premises on a multiple-tenancy floor in the Building (if any) shall be calculated from dimensioned architect’s drawings to the inside finish of permanent exterior building walls or the inside face of the glass as described in Section 3.01, to the face of permanent interior walls and to the center line of demising partitions.  No deductions shall be made for any columns located wholly or partially within the space, or for any enclosures around the periphery of the Building used for the purpose of heating, ventilating or cooling.

3.03                           Retail Space:

For the purposes of this Lease, the number of square feet of retail and service store space in the Building, whether above or below grade, is calculated from dimensioned Architect’s drawings to the inside face of permanent exterior building walls, to the face of permanent interior walls, to the center line of demising partitions, and to the center line of a predetermined lease line (usually referred to as the storefront line) in the case of retail and service store space facing onto either an interior public mall or corridor or onto a public street or lane. No deduction is made for vestibules inside the permanent exterior building walls or inside the predetermined lease line, or for any columns located wholly or partially within the space.

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SECTION 4.00 LOADING AND DELIVERY

4.01                           The delivery and shipping of merchandise, supplies, fixtures, and other materials or goods of any kind to or from the Premises and all loading, unloading, and handling of them shall be done only at such times, in such areas, by such means, and through such elevators, entrances, malls, and corridors as are designated from time to time by Landlord.

4.02                           Landlord accepts no liability and is hereby relieved and released by Tenant in respect of the operation and adequacy of the Delivery Facilities, the acts or omissions of any person or persons engaged in the operation of the Delivery Facilities, or in the acceptance, holding, handling, delivery or dispatch of any goods for or on behalf of Tenant, and any claim of Tenant by reason of damage, loss, theft or any acceptance, holding, handling, delivery or dispatch, or failure of any acceptance, holding, handling or dispatch, or any error, negligence or delay in acceptance, holding, handling, or dispatch.

4.03                           Landlord may from time to time make and amend regulations for the orderly and efficient operation of the Delivery Facilities, and may require the payment of reasonable and equitable charges for delivery services and demurrage provided by Landlord.

SECTION 5.00 NON-DISCRIMINATION

5.01                           Non-Discrimination:

If Tenant operates or has the right to operate under this Lease any store, shop, restaurant, cafeteria, restroom, or any other facility of a public nature in the Building, Tenant shall not discriminate by segregation or otherwise against any person or persons because of race, creed, color, or national origin in furnishing, or by refusing to furnish, to such person or persons the use of any such facility including any and all services, privileges, accommodations, and activities provided thereby.

5.02                           Enforcement:

Tenant’s noncompliance with the provisions of this Section 5.00 shall constitute a material breach of this Lease.  In the event of such noncompliance, Landlord may take appropriate action to enforce compliance, may terminate this Lease, or may pursue such other remedies as may be provided by law.

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BAKER CENTER	EXHIBIT C

BAKER CENTER
RULES AND REGULATIONS

1.                                       Security Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, any persons occupying, using or entering the same, or any equipment, finishings or contents thereof, and Tenant shall comply with Landlord’s reasonable requirements relative thereto.

2.                                       Locks   Landlord may from time to time install and change locking mechanisms on entrances to the Building, common areas thereof, and the Premises, and (unless 24 hour security is provided by the Building) shall provide to Tenant a reasonable number of keys and replacements therefor to meet the bona fide requirements of Tenant.  In these rules “keys” include any device serving the same purpose.  Tenant shall not add to or change existing locking mechanisms on any door in or to the Premises without Landlord’s prior written consent.  If with Landlord’s consent, Tenant installs lock(s) incompatible with the Building master locking system:

(a)                                  Landlord, without abatement of Rent, shall be relieved of any obligation under the Lease to provide any service to the affected areas which require access thereto.

(b)                                 Tenant shall indemnify Landlord against any expense as a result of forced entry thereto which may be required in an emergency, and

(c)                                  Tenant shall at the end of the Term and at Landlord’s request remove such lock(s) at Tenant’s expense.

3.                                       Return of Keys  At the end of the Term, Tenant shall promptly return to Landlord all keys for the Building and Premises which are in possession of Tenant.

4.                                       Windows Tenant shall observe Landlord’s rules with respect to maintaining window coverings at all windows in the Premises so that the Building presents a uniform exterior appearance, and shall not install any window shades, screens, drapes, covers, or other materials on or at any window in the Premises without Landlord’s prior written consent.  Tenant shall ensure that window coverings are closed on all windows in the Premises while they are exposed to the direct rays of the sun.

5.                                       Repair, Maintenance, Alterations and Improvements Tenant shall carry out Tenant’s repair, maintenance, alterations and improvements in the Premises only during times agreed to in advance by Landlord and in a manner which will not interfere with the rights of other tenants in the Building.

6.                                       Water Fixtures Tenant shall not use water fixtures for any purpose for which they are not intended, nor shall water be wasted by tampering with such fixtures.  Any cost or damage resulting from such misuse by Tenant shall be paid for by Tenant.

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7.                                       Personal Use of Premises                                       The Premises shall not be used or permitted to be used for residential, lodging or sleeping purposes or for the storage of personal effects or property not required for business purposes.

8.                                       Heavy Articles  Tenant shall not place in or move about the Premises without Landlord’s prior written consent any safe or other heavy article which in Landlord’s reasonable opinion may damage the Building, and Landlord may designate the location of any heavy articles in the Premises.

9.                                       Smoking Policy Smoking is not permitted throughout the Project common areas to include, but not limited to, elevator lobbies, corridors and restrooms.

10.                                 Bicycles, Animals  Tenant shall not bring any animals or birds into the Building, and shall not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.

11.                                 Deliveries  Tenant shall ensure that deliveries of materials and supplies to the Premises are made through such entrances, elevators and corridors and at such times as may from time to time be designated by Landlord, and shall promptly pay or cause to be paid to Landlord the cost of repairing any damage in the Building caused by any person making such deliveries.

12.                                 Furniture/ Equipment and Moving                    Tenant shall ensure that loading dock reservations and furniture equipment being moved in or out of tenant spaces is scheduled in advance with Baker Center Operations.  Moving furniture and equipment shall only be done between 6:00 pm and 7:00 am Monday thru Friday.  Additional hours for weekends may be scheduled and approved in writing by Baker Center Operations.

Furniture and equipment must be moved using pneumatic tire devices, through entrances, elevators, and corridors as specified by Landlord.  Landlord in it sole discretion may require the use of additional floor protection.  Movers or a moving company are subject to Landlord approval and shall pay or cause to be paid to Landlord the cost of repairing any damage in the Building caused by their employees or equipment.

13.                                 Solicitations  Landlord reserves the right to restrict or prohibit canvassing, soliciting or peddling in the Building.

14.                                 Food and Beverages Only persons approved from time to time by Landlord may prepare, solicit orders for, sell, serve or distribute foods or beverages in the Building, or use the elevators, corridors or common areas for any such purpose.  Except with Landlord’s prior written consent and in accordance with arrangements approved by Landlord, Tenant shall not permit on the Premises the use of equipment for dispensing food or beverages or for the preparation, solicitation of orders for, sale, serving or distribution of food or beverages.

15.                                 Refuse   Tenant shall place all refuse in proper receptacles provided by Tenant at its expense in the Premises or in receptacles (if any) provided by Landlord for the Building,

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and shall keep sidewalks and driveways outside the Building, and lobbies, corridors, stairwells, ducts and shafts of the Building, free of all refuse.

16.                                 Obstructions Tenant shall not obstruct or place anything in or on the sidewalks or driveways outside the Building or in the lobbies, corridors, stairwells or other common areas of the Building, or use such locations for any purpose except access to and exit from the Premises without Landlord’s prior written consent.  Landlord may remove at Tenant’s expense any such obstruction or thing (unauthorized by Landlord) without notice or obligation to Tenant.

17.                                 Dangerous or Immoral Activities Tenant shall not make any use of the Premises which involves the danger of injury to any person, nor shall the same be used for any immoral purpose.

18.                                 Proper Conduct Tenant shall not conduct itself in any manner which is inconsistent with the character of the Building as a first class building or which will impair the comfort and convenience of other tenants in the Building.

19.                                 Employees, Agents and Invitees  In these Rules and Regulations, Tenant includes the employees, agents, invitees and licensees of Tenant and others permitted by Tenant and others permitted by Tenant to use or occupy the Premises.

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Exhibit D

SUPPLEMENTAL TERMS AND CONDITIONS

1.                                       The following is added as Article 22.00 of the Lease

Article 22.00             Surrender of Leases

22.01                     Surrender of Leases:

Tenant, effective on October 1, 2003 is the “Tenant” under the following defined leases (“Surrendered Leases”) covering the specified leased spaces (“Surrendered Premises”) in the Baker Building and U.S. Trust Building (formerly the Peavey Building):

•                  Lease of Office Space, dated July         1996 between One Call TeleCom, Inc. and St. Paul Properties, Inc, as amended by Amendment of Lease, dated May 15, 1997 and Second Amendment of Lease, dated October 15, 1998 and assigned to Eschelon Telecom, Inc. (successor in interest to Advanced Telecommunications, Inc.) by Assignment of Lease, dated August 18, 1998, covering 7,277 square feet on the twelfth floor of the Baker Building.

•                  Lease of Office Space, dated September 15, 1997 between Eschelon Telecom, Inc (successor in interest to Advanced Telecommunications, Inc.) and St. Paul Properties, Inc. as amended by Amendment of Lease, dated October 5, 1998 and Partial Surrender of Lease, dated April 21, 2000, covering 6,262 square feet on the twelfth floor of the U.S. Trust Building.

•                  Lease of Additional Office Space, dated November 24, 1999 between Eschelon Telecom, Inc. (successor in interest to Advanced Telecommunications, Inc.) and St. Paul Properties, Inc., covering 6,977 square feet on the ninth floor of the Baker Building.

•                  Lease of Additional Office Space, dated December 28,1999 between Eschelon Telecom, Inc. (successor in interest to Advanced Telecommunications, Inc.) and St. Paul Properties, Inc., covering 7,139 square feet on the third floor of the Baker Building.

•                  Lease of Additional Office Space, dated April 20, 2000 between Eschelon Telecom, Inc. (successor in interest to Advanced Telecommunications, Inc.) and St. Paul Properties, Inc., covering 6,449 square feet on the sixth and seventh floors of the Baker Buildings.

•                  Lease of Additional Office Space, dated April 21, 2000 between Eschelon Telecom, Inc (successor in interest to Advanced Telecommunications, Inc,) and St. Paul Properties, Inc., as amended by Partial Surrender of Office Space Lease, dated November 19, 2002, covering 4,818 square feet on the fifth floor of the Baker Building.

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•                  Lease of Additional Office Space, dated September 8, 2000 between Eschelon Telecom, Inc. and St. Paul Properties, Inc., covering 1,002 square feet on the sixth floor of the Baker Building.

•                  Lease of Additional Office Space, dated October 15, 2000 between Eschelon Telecom, Inc. and St. Paul Properties, Inc., covering 348 square feet on the seventh floor of the Baker Building.

•                  Lease of Additional Office Space, dated January 1, 2001 between Eschelon Telecom, Inc. and St. Paul Properties, Inc., as amended by Amendment of Lease, dated August 1, 2001, covering 7,381 square feet on the tenth floor of the Baker Building.

•                  Lease of Additional Office Space, dated January 1, 2001 between Eschelon Telecom, Inc. and St. Paul Properties, Inc., covering 19,122 square feet on the eighth floor of the U.S. Trust Building.

•                  Lease of Additional Office Space, dated May 7, 2001 between Eschelon Telecom, Inc. and St. Paul Properties, Inc. covering 4,654 square feet on the eight floor of the U.S. Trust Building.

Provided Tenant is not in default under the Lease, Tenant shall not be responsible for the payment of Annual Rent and Occupancy Costs on the Surrendered Premises for the period beginning on December 1, 2003 through the “Vacation Date” shown below.

SURRENDERED PREMISES

BUILDING	FLOOR	SUITE	SQ. FEET	VACATION DATE
Baker	Third	300	7,139	March 5, 2004
Baker	Sixth	600	3,198	March 12, 2004
Baker	Fifth	500	4,818	April 9, 2004
Baker	Seventh	700, 710	3,599	April 9, 2004
Baker	Sixth	650	1,002	April 9, 2004
Baker	Ninth	900	6,977	April 16, 2004
Baker	Tenth	1000, 1050	7,381	April 23, 2004
Baker	Twelfth	1200, 1244	7,277	April 16, 2004
U.S. Trust	Twelfth	1200	6,262	April 16, 2004
U.S. Trust	Eighth	800, 825, 850	23,776	November 30, 2003

Except for the Surrendered Premises on the eighth floor of the U.S. Trust Building which Tenant shall continue to occupy; if Tenant fails to vacate the Surrendered Premises as shown above, on or before the Vacation Date, then Tenant’s obligations to pay Annual Rent and Occupancy Costs on that portion of the Surrendered Premises, shall commence on the day following the Vacation Date, at one and one-half times the amount required under the lease for such portion of the Surrendered Premises and continue until the day following the date when Tenant has vacated such portion of the Surrendered Premises. The Surrendered Leases shall terminate individually on the date following the day Tenant has vacated all the space under each lease included in the Surrendered Leases (“Surrender Date”) except for the Surrendered Lease covering the

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Surrendered Premises on the eighth floor of the U.S. Trust Building which shall terminate on November 30, 2003. Each lease included in the Surrendered Leases shall have its own Surrender Date, which shall be documented in writing between Tenant and Landlord. Tenant will surrender to Landlord those leases (“Surrendered Leases”) as setforth in this Article 22.00 on the Surrender Date for the unexpired term of the Surrendered Leases. Tenant will promptly quit and surrender possession of the Surrendered Premises on the Surrender Date in good order and condition, reasonable wear and tear and damage by fire and other casualty excepted. Any property of Tenant not removed from the Surrendered Premises on or before the Surrender Date shall be and become the property of Landlord absolutely. The respective rights and obligations of Landlord and Tenant under the Surrendered Leases shall be preserved and shall survive the Surrender Date as to all matters arising or accruing prior to the Surrender Date, but no such rights or obligations will arise or accrue to either of them under the Surrendered Leases on or after the Surrender Date.

2.                                       The following is added as Article 23.00 of the Lease

Article 23.00 Tenant Improvements

23.01                     Tenant agrees to perform improvements to the Premises to accommodate Tenant’s office space needs (“Tenant Improvements”). All work to be done by Tenant and Tenant’s general contractor, who must be approved by the Landlord prior to the commencement of any Tenant Improvements, shall be done in accordance with Article 7.04 of the Lease and Exhibit E attached hereto. Tenant further agrees that the Tenant Improvements shall include all work necessary for Tenant’s occupation of the Premises including demolition, construction, architectural and engineering fees, data and phone cabling and moving expenses.

23.02                     Tenant shall have design control over the elevator lobby on the ninth floor of the U.S. Trust, Roanoke & Investors Buildings provided such work is included in Tenant’s initial Tenant Improvements and is approved by Landlord in accordance with the provisions set forth on attached Exhibit E.

3.                                       The following is added as Article 24.00 of the Lease

Article 24.00 Landlord Contribution

24.01                     Landlord shall in accordance with this Article 24.00 reimburse Tenant, up to the Landlord Contribution, as defined below, for those costs actually incurred by Tenant in performing work. The “Landlord Contribution” is One Million One Hundred Forty-Three Thousand Nine Hundred Seventy-One and 41/100 ($1,143,971.41) dollars and may also be used to pay costs incurred by Tenant in design, consulting fees, moving costs, cabling and wiring expense and furniture.

24.02                     Tenant may, from time to time but no more frequently than once every fifteen (15) days, request in writing reimbursement from the Landlord Contribution for those costs that Tenant has actually paid for the performance of the Tenant Work. Landlord shall reimburse Tenant for the amount requested within fifteen (15) days after Landlord’s

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receipt of the following items, and Landlord’s receipt of such items is a condition precedent to Landlord’s reimbursement obligations: (i) Tenant’s written reimbursement request specifying the amount for which Tenant is seeking reimbursement; (ii) copies of applications for payment executed by Tenant’s general contractor and certifications for payment executed by Tenant’s architect substantiating the requested reimbursement; (iii) commencing with the first reimbursement request and continuing with each request thereafter, a lien waiver, in form and substance reasonably acceptable to Landlord, from Tenant’s general contractor in an amount equal to the sum of the current reimbursement request plus all prior reimbursement requests; (iv) commencing with the second reimbursement request and continuing with each request thereafter, lien waivers, in form and substance reasonably acceptable to Landlord, from each of the general contractor’s subcontractors, of every level, material suppliers and any other party providing material or performing work in connection with the Tenant Improvements in amounts equal to all prior payments made by Tenant to its general contractor for each subcontractors, suppliers or other parties; and (v) such other evidence as Landlord may reasonably request to substantiate Tenant’s right to be reimbursed by Landlord from the Landlord Allowance. Landlord is not required to reimburse Tenant for any amounts (i) if Tenant is in default beyond any of the evidence identified above; (ii) if Tenant has failed to provide any of the evidence identified above; (iii) if making such reimbursement would cause the total amount of Landlord Allowance paid by Landlord to exceed the reasonable value of the Tenant Improvements completed as of the date of Tenant’s reimburse request; and (iv) Landlord reserves the right to withhold fifteen percent (15%) of Landlord’s Contribution until the Tenant Improvements, including clean up, have been one hundred percent (100%) completed and signed off by Landlord

4.                                       The following is added as Article 25.00 of the Lease

Article 25.00 Americans with Disabilities Act (“ADA”)

25.01                     Landlord shall be responsible for base building improvements outside the Premises and in common areas of the Building which Landlord deems necessary to cause the same to comply with ADA. Tenant shall be responsible for ADA compliance within the Premises except for the restrooms that are located on full floors within the Premises, in which case Landlord shall be responsible for any upgrades necessary, provided that such cost shall be included as a Building Operating Expense.

5.                                       The following is added as Article 26.00 of the Lease

Article 26.00 Right of First Offer

26.01                     Landlord hereby grants to Tenant a right of first offer (the “Right of First Offer”) with respect to the Offer Space hereinafter defined, subject to and in accordance with the provisions of this Article 26.00. For the purpose of this Article 26.00 “Offer Space” shall mean any leasable space not leased to Tenant located on the eighth floor of the U.S. Trust Building, the eighth and tenth floors of the Investors Building and the eighth and tenth floor of the Roanoke Building, subject to such exceptions and restrictions as Landlord may reasonably establish to reserve a portion of the Offer Space for additional elevator

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use.

26.02                     Landlord warrants and represents that Landlord has not presently granted any lease rights to lease the Offer Space other than that portion which is currently leased to other tenants on the eighth floor of the U.S. Trust Building and the eighth floor of the Roanoke Building.

26.03                     Landlord shall give Tenant written notice if Landlord is actively working with another party to lease all or part of the Offer Space (“Offer Notice”). The Offer Notice shall state the portion of the Offer Space in question, the availability date with regard to the U.S. Trust and Roanoke Buildings’ eighth floor space, any portion of the Offer Space to be included (whether by lease or pursuant to exercise of an option) and Landlord’s estimate of Market Rent.

Landlord shall have no obligation to deliver an Offer Notice to Tenant or to lease the Offer Space to Tenant, if Tenant is in default under the Lease. Tenant’s First Right Offer shall terminate as of November 30, 2010.

26.04                     Tenant shall have the right, at its option, to lease the Offer Space identified in the Offer Notice upon the terms, and at the rent provided in the application provisions of this Article 26.00, by giving Landlord notice of Tenant’s election to lease such Offer Space within fifteen (15) days after the Offer Notice for such Offer Space is given. If Tenant disagrees with Landlord’s estimate of Market Rent for such Offer Space as stated in Landlord’s Offer Notice, Tenant may elect to have the Market Rent for such Offer Space determined in accordance with the provisions of Article 27.00 of this Exhibit D by notice given as therein provided. If Tenant fails to give Landlord notice of its election to lease such Offer Space within said fifteen (15) day period, Landlord shall be free to lease the Offer Space identified in such Offer Notice, or to otherwise grant rights with respect to such Offer Space without restriction unless and until Landlord thereafter again given Tenant an Offer Notice affecting such Offer Space.

26.05                     Annual Rent for any Offer Space added to the Premises in accordance with this Article 26.00 shall equal the number of square feet in the Offer Space, determined in accordance with the provisions of Section 3.00 of Exhibit B, times the Market Rental Rate for such Offer Space. Said Market Rental Rate shall be the amount stated in the Offer Notice, unless Tenant elects to have the Market Rental Rate determined in accordance with the provisions of Article 27.00 of this Exhibit D, in which event the latter determination shall be controlling. Annual Rent as determined in accordance with the provisions of Article 27.00 shall be the Annual Rent for such Offer Space during the balance of the Term. Except for Annual Rent and except as expressly stated to the contrary in this Article 26.00 and in any Offer Notice, the Offer Space will be included in the Premises as of the delivery date therefore and shall otherwise be leased in accordance with and pursuant to the terms, conditions and provisions of this Lease.

26.06                     In the event that Tenant elects to lease Offer Space, Landlord shall deliver the Offer Space to Tenant in its then “as-is” condition, free of all tenant’s and occupants and their respective trade fixtures, on (i) the availability date as stated in Landlord’s Offer Notice

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with respect to the Offer Space on the eighth floor of the U.S. Trust and Roanoke Buildings, or (ii) the date of Tenant’s notice of its election to lease Offer Space identified in an Offer Notice, (the “Offer Space Delivery Date”). From and after the ninety (90) day period following the Offer Space Delivery Date, Tenant shall have the right, without any corresponding obligation to make payments of Rent or other payments for the Offer Space (other than Landlord’s reasonable charges for electricity and other utilities used by Tenant in such Offer Space during such 90 day period), to make such improvements to the Offer Space as Tenant may wish to make, subject to and in accordance with Article 7.04, to prepare the Offer Space for Tenant’s use and occupancy. If Tenant moves into and occupies any portion of such Offer Space prior to the expiration of the ninety (90) day period following the Offer Space Delivery Date, Tenant’s obligation to pay rent with respect to the entire Offer Space shall commence on any earlier date upon which Tenant takes occupancy of such portion. Landlord shall have no liability to Tenant hereunder for the failure of any prior tenant in violation of its lease to vacate or remove its trade fixtures prior to the Offer Space Delivery Date, provided that Landlord exercises its reasonable best efforts to force timely surrender of the subject Offer Space by any such tenant and removal of such trade fixtures by any such tenant.

6.                                       The following is added as Article 27.00 of the Lease

Article 27.00 Market Rent

27.01                     Definition - “Fair Rental Value” the Annual Rent which Landlord would receive by renting the space in question including all building, structure and fixtures erected thereon, together with all additions, alterations and replacements thereof in their condition and configuration as of the time of determination of Fair Rental Value assuming the Landlord to be a prudent person willing to lease but being under no compulsion to do so, and assuming the Tenant to be a renewal or expanding tenant within downtown Minneapolis and prudent person willing to lease but being under no compulsion to do so, assuming a lease term equal to the term in question, assuming a lease containing the same terms and provisions as those contained in this Lease, and giving due regard to all economic factors; including, without limitation, the size and use of the space in question, a location on the downtown Minneapolis skyway system, the quality and age of the Building, the extent of services provided by the Landlord, applicable distinctions between “gross” leases and “net” leases, the creditworthiness and quality of Tenant, leasing commissions payable in the market, any inducements, or rental concessions, if any, and any other relevant term or condition in making such evaluation, including the benefit to Landlord of having the space in question immediately rent producing at the date in question.

27.02                     Appraisal

(a)                                  Such Fair Rental Value shall be determined under this Article 26.00 by a Fair Rental Board consisting of three reputable real estate appraisers, each of whom shall be a Member of the American Institute of Real Estate Appraisers (“Association”) with the designation of “MAI” and shall have no direct or indirect financial or other business interest in or in common with any of the parties hereto.

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One appraiser shall be appointed by Tenant or its representative and the second appraiser shall be appointed by Landlord or its representative. The third appraiser shall be appointed by the first two appraisers. If the first two appraisers are unable to agree on a third appraiser within fifteen (15) days after the appointment of the second appraiser, or if either party refuses or neglects to appoint an appraiser as herein provided within twenty (20) days after the appointment of the first appraiser, then such third appraiser or such second appraiser whose appointment was not made as aforesaid shall be appointed by the Association.

(b)                                 Within thirty (30) days after the appointment, arbitrators so chosen shall hold a hearing at which each party may submit evidence, be heard and cross-examine witnesses, with each party having at least ten (10) days advance notice of the hearing. In the event of the failure, refusal or inability of any arbitrator to act, a new arbitrator shall be appointed in his or her stead, which appointment shall be made in the same manner as hereinbefore provided for the particular arbitrator being replaced. The hearing shall be conducted such that each of Landlord and Tenant shall have two (2) hours only to present oral evidence being sent concurrently to the other party. Within 30 days after the conclusion of the hearing, arbitrators shall then each independently and separately determine the Fair Rental Value. If the determinations of at least two of the appraisers shall be identical in amount, said amount shall be deemed to be the Fair Rental Value. If the determinations of at least two of the appraisers shall not be identical in amount, the Fair Rental Value shall be determined as follows: (a) if neither the highest nor the lowest determination of Fair Rental Value differs by more than ten percent (10%) of such middle determination of Fair Rental Value, then the Fair Rental Value shall be deemed to be the average of the three determinations and (b) if clause (a) does not apply, then the Fair Rental Value shall be the average of the middle determination of Fair Rental Value and the closest in amount to said middle determination of Fair Rental Value.

(c)                                  The foregoing determination of Fair Rental Value shall in all cases be final, binding and conclusive upon the parties. Each party shall pay the fees and expenses of the one of the two original appraisers appointed by such party, or in whose stead as above provided such appraiser was appointed, and the fees and expenses of the third appraiser shall be borne equally by both parties. The determination made pursuant to the foregoing procedures shall be final and binding on the parties and judgment upon any such determination may be entered by any Court having jurisdiction thereof.

27.03                     Payment and Adjustment - Until Fair Rental Value is determined, amounts payable in reference to the Fair Rental Value shall be paid in accordance with the Landlord’s opinion of value, and if the appraisal determination indicates that a greater or lesser amount should have been paid than that which actually was paid, a proper adjustment, including interest on such adjustment at the interest rate specified in Article 19.01 from time to time during the period from and after the date of Tenant’s payment to the date of adjustment based upon such determination shall be made between the parties hereto within fifteen (15) days after such determination is made.

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27.04                     Upon determination of the Annual Rent for a renewal or expansion, the parties will execute an Amendment to this Lease confirming the renewal or expansion and the Annual Rent, as determined pursuant to Article 26.00.

7.                                       The following is added as Article 28.00 of the Lease

Article 28.00 Security Deposit

28.01                     Tenant shall deposit with Landlord the Security Deposit in the amount of one hundred seventy-five thousand and 00/100 dollars ($175,000.00) on or before the date of full execution of this Lease. The Security Deposit shall be held by Landlord, without interest thereon, as security for the full and faithful performance by Tenant of each and every term, covenant and condition of this Lease to be observed and performed by Tenant. The Security Deposit shall not be mortgaged, assigned, transferred or encumbered by Tenant and any such act on the part of Tenant shall be null and void and of no force and effect. If any Rent or any other sum payable by Tenant to Landlord shall be unpaid or should Tenant fail to perform any of the terms of this Lease, then Landlord may, and without prejudice to any other remedy, appropriate any apply the Security Deposit to compensate Landlord toward the payment of the Rent or other sums due from Tenant, or towards any loss, damage or expense sustained by Landlord resulting from such default; and, in such event, Tenant shall forthwith restore the Security Deposit to the original sum required to be deposited. In the event Tenant shall fully and faithfully comply with all of the terms, covenants and conditions of this Lease, the Security Deposit shall be returned in full to Tenant following the date of the expiration of the Lease Term and the surrender of the Premises by Tenant in compliance with provisions of this Lease. In the event any bankruptcy, insolvency, reorganization or other creditor-debtor proceedings shall be instituted by or against Tenant, or its successors or assigns, such Security Deposit shall be deemed to be applied first to the payment of any rents and/or other charges due Landlord for all periods period to the institution of such proceedings and the balance, if any, of such Security Deposit may be retained by Landlord in partial liquidation of Landlord’s damages. Landlord may deliver the Security Deposit to the purchaser or other transferee of Landlord’s interest in the Premises and thereupon Landlord shall be discharged and released from all further liability with respect to such Security Deposit, and Tenant agrees to look solely to the new landlord or other transferee for the return of said Security Deposit. No holder of a mortgage or deed of trust or lessor under a ground or underlying lease to which this lease is or may be superior or subordinate shall be responsible in connection with the Security Deposit, unless such mortgagee or holder of such deed of trust or lessor shall have actually received the Security Deposit as such.

8.                                       The following is added as Article 29.00 of the Lease

Article 29.00 Signage

29.01                     Tenant, with prior written approval from Landlord, shall have the right to install signage of its choice on all full floors leased provided said signage is not visible from the outside of the Building. Tenant signage for floors on which Tenant is not leasing the entire floor shall be done in accordance with Building standard signage.

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29.02                     Tenant shall be allowed standard signage on Building Directories in which the Premises are located on a prorate basis, based on the portion of the Building leased by Tenant.

9.                                       The following is added as Article 30.00 of the lease

Article 30.00 Skybridge

30.01                     Tenant shall have the exclusive right to use the existing skybridge between the 9th floor of the U.S. Trust Building and the 9th floor of the Investors Building. Landlord shall be responsible for the structural integrity of the skybridge and Tenant shall be responsible for all other costs related to the use and maintenance of the skybridge.

10.                                 The following is added as Article 31.00 of the Lease.

Article 31.00 Partial Surrender of Premises

31.01                     Provided Tenant is not default under the Lease, Tenant shall have the right to surrender back to Landlord 3,006 square feet on the eighth floor of the U.S. Trust Building shown as (“Surrender Premises”) on Exhibit A-3 attached hereto, plus for the calculation of Rent only an additional 361 square feet of unallocated space in the U.S. Trust Building, provided:

(a)          Tenant gives Landlord written notice no later than March 30, 2004 that it is exercising its right to surrender the Surrender Premises,

(b)         Tenant vacates Surrender Premises in accordance with the Lease no later than the last day of the third full month of the Term after Tenant’s notice (“Surrender Date”).

(c)          Prior to the Surrender Date, Tenant shall erect a demising wall deck to deck and separate electrical service necessary to allow the Surrender Premises to be separately metered for electrical service.

Should Tenant exercise their right to surrender the Surrender Premises and fails to vacate the Surrender Premises in accordance with (a), (b) and (c) above by the Surrender Date then Tenant shall be occupying the Surrender Premises under Article 13.02 of the Lease and the Surrender Date shall be the date following the day Tenant has vacated the Surrender Premises in accordance with (a), (b) and (c) above.

31.02                     Survival   The respective rights and obligations of Landlord and Tenant with respect to the Surrender Premises shall be preserved and shall survive the Surrender Date as to all matters arising or accruing prior to the Surrender Date, and shall be preserved and shall survive any partial cancellation in accordance with Article 30.01 as to all matters arising or accruing prior to the Surrender Date.

31.03                     Execution of Instruments   Within fifteen (15) days after Tenant’s receipt from Landlord of any instruments Landlord may reasonably request to evidence the termination of the Surrender Premises, Tenant shall execute and deliver such instruments to Landlord.

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EXHIBIT E

CONSTRUCTION AGREEMENT

DATE:	November 18, 2003

BETWEEN:	ST. PAUL PROPERTIES, INC.
Suite 400
730 Second Avenue South
Minneapolis, Minnesota 55402

AND:	ESCHELON TELECOM, INC.
900 U.S. Trust Building
730 Second Avenue South
Minneapolis, MN 55402

IN RESPECT OF SPACE IN:                                            Roanoke Building, Investors Building and U.S. Trust Building

LANDLORD AND TENANT hereby agree as follows:

1.                                       In this Agreement:

(a)                                  “Building” means Roanoke, Investors and U.S. Trust Building located in the city of Minneapolis, Minnesota

(b)                                 “Premises” means Roanoke Premises, Investors Premises and U.S. Trust Premises.

(c)                                  “Lease” means the lease between Landlord and Tenant dated November 18, 2003.

(d)                                 All other words and phrases, unless otherwise defined in these Agreement, have the meanings attributed to them in the Lease.

2.                                       Landlord shall be responsible for the work set out as its responsibility in the Construction Procedures attached as Schedule 1, by this reference made a part of this Agreement.

3.                                       Tenant shall be responsible for all work desired by Tenant or necessary to complete the Premises for occupancy. Any work for which Tenant is responsible shall be designed, performed, and completed in strict compliance with the provisions of Schedule 1.

4.                                       Until the day Tenant occupied the Premises, Tenant selects as its address for receipt of notices, correspondence, or other communications form Landlord the address set out as its address at the beginning of this Agreement. Tenant appoints                               as its representative in all matters relating to the design and construction of the Premises.

5.                                       Notwithstanding anything in the Lease to the contrary, the term “Lease” in Article 20.05 of the Lease is deemed to include this Agreement.

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6.                                       Any default by Tenant under this Agreement shall ipso facto be deemed a default under the Lease dated.

THIS AGREEMENT is executed as of the date set out at the beginning of it.

LANDLORD:		TENANT:

ST. PAUL PROPERTIES, INC.		ESCHELON TELECOM, INC.

By:	/s/ R. William Inserra	By:	/s/ Michael Donahue
	R. William Inserra		Michael A. Donahue
	Vice President Asset Management		VP Finance & Treasurer

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Schedule 1

CONSTRUCTION PROCEDURES

ARTICLE 1.00                                       GENERAL DESIGN AND CONSTRUCTION CRITERIA

1.01                                                                           Subject to the provisions hereof, Tenant is free to utilize designers, contractors approved by Landlord, and workmen of its choice. Restrictions on mechanical and electrical connections by Tenant must be imposed, however, to ensure that no warranty or guarantee pertaining to the Project is lost or jeopardized.

1.02                                                                           Tenant is responsible for preparation of all design drawings and plans and specifications relating to completion of the Premises for occupation by Tenant, calling of vendors and letting of contracts relating to Tenant’s Work, supervision and completion of Tenant’s Work, compliance with the requirements of all authorities having jurisdiction and with conditions contained herein, and payment of all fees and charges thereby incurred.

1.03                                                                           Landlord reserves the right to withhold approval of any plans or specifications and to withhold authorization for Tenant’s Work to proceed until furnished with reasonable evidence that Tenant has made provision to pay the full cost of the work and to discharge any liens that may arise therefrom.

1.04                                                                           Tenant shall impose and enforce all terms hereof on any designer, contractor, and workmen engaged by Tenant.

ARTICLE 2.00                                       PLANS

2.01                                                                           Tenant’s designer(s) is responsible to verify the location of mechanical and electrical facilities and become familiar with the Building to permit completion of proper and adequate architectural, structural, mechanical, and electrical working drawings for Tenant’s Work.

2.02                                                                           Not more than thirty (30) working days after execution of the Lease, Tenant shall deliver to Landlord two (2) copies of each of the complete plans and specifications for Tenant’s Work, and such other information as may be reasonably requested by Landlord. Such plans and specifications shall include floor plans, interior elevations, details of any special installations which will affect the building or perimeter walls of the Premises, complete plans for all mechanical, plumbing and electrical materials and finishes to be used, and performance characteristics for fixtures and equipment. Where applicable, such plans and specifications shall include sections and elevations for Tenant entries, details of entry signage (which shall conform to Landlord’s sign criteria), reflected ceiling plans, and sprinkler head location.

2.03                                                                           Not more than five (5) working days after receipt by Landlord of plans and specifications referred to in Articles 2.01 and 2.02, Landlord shall notify Tenant either of its approval thereof or of the changes required. If Landlord notifies

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Tenant that changes are required, Tenant shall within five (5) working days of such notification submit to Landlord, for its approval, plans and specifications amended in accordance with the changes so required.

2.04                                                                           Unless otherwise agreed by Landlord, all drawing provided by Tenant hereunder shall be of uniform size not exceeding 24” by 26” and to a minimum scale on one-eighth inch equals one foot.

2.05                                                                           On-Site Meeting. A minimum of five (5) days prior to the commencement of Tenant construction, Tenant and Tenant’s contractor shall meet with the Landlord’s Tenant Coordinator in the Tenant’s designated Premises. At that time, Tenant shall provide Landlord the following items:

1.                                       Copy of Tenant’s Building Permit.

2.                                       Certificate setting forth name and address of Tenant’s general, mechanical, electrical and sprinkler contractor(s) involved in completion of Tenant’s Work portion of Additional Space.

3.                                       Certificate of Insurance, naming the Landlord as an additional insured as called for herein. Tenant’s contractors shall not be permitted to commence any work until all required insurance has been obtained and all certificates have been received by Landlord.

The Tenant’s contractor shall purchase from and maintain in a company or companies lawfully authorized to do business in workmen’s compensation acts and other employee benefit acts which are applicable, claims for damages because of bodily injury, including death, and from claims for damages, other than to the Work itself, to property which may rise out of or result from the Contractor’s operations under the Contract, whether such operations be by the Contractor or by a Subcontractor or anyone directly or indirectly employed by any of them. This insurance shall be written for not less than limits of liability specified below or required by law, whichever coverage is greater, and shall include contractual liability insurance applicable to the Contractor’s obligations.

The Contractor shall procure the following minimum insurance coverages and limits the liability:

Workman’s Compensation	Statutory

Employer’s Liability	$1,000,000 each accident $1,000,000 bodily injury by disease each person $1,000,000 aggregate including bodily injury by disease

Commercial General Liability	$1,000,000 each occurrence $1,000,000 aggregate

Comprehensive Automobile	$1,000,000 each occurrence

Liability	$1,000,000 aggregate

Employee Dishonesty	$100,000

Umbrella Excess Liability	$1,000,000

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Commercial General Liability insurance required under this paragraph shall include coverage for Products/Completed Operations (extending one (1) year after completion of the Work), Operations, Personal Injury with Employment Exclusion deleted, Blanket XCU, Incidental Malpractice, Host Liquor Liability, and Blanket Contractual Liability insurance applicable to the Contractor’s Indemnity obligations and other contractual indemnities assumed by the Contractor under the contract documents.

Comprehensive Automobile Liability insurance required under this paragraph shall include coverage for all owned, hired and non-owned autos.

Employer’s Liability, Comprehensive General Liability and Automobile Liability insurance may be arranged under single policies for the full minimum limits required, or by a combination of underlying policies with the balance provided by an Excess or Umbrella Liability policy.

Qualification of Insurers. All companies providing the coverages required shall have a financial rating no lower than XII and a policy holder’s service rating no lower than A+ as listed in A.M. Best’s Key Rating Guide, current edition. Companies with ratings lower than A+:XII will be acceptable only upon written consent of the Owner.

Subrogation Clause. The Contractor waives all rights against the Owner for losses, costs, expenses or damages covered by Contractor’s insurance. The following subrogation clause shall appear in all policies of insurance, “Subrogation Clause” - It is hereby stipulated that this insurance shall not be invalidated should the insured waive in writing prior to a loss any or all right or recovery against any party for loss occurring to the property described herein.

ARTICLE 3.00                                       LANDLORD’S WORK

3.01                                                                           All work, except as specifically stated in this Exhibit E, is to be done by Tenant.

ARTICLE 4.00                                       TENANT’S WORK

4.01                                                                           All work required to complete the Premises for occupancy (the “Tenant’s Work”) shall be performed by Tenant at no cost to Landlord.

4.02                                                                           At its own expense, Tenant shall provide all design permits, fees, work and materials required to complete the Premises for occupancy including but not

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limited to the following:

(a)	Signs	Supply and installation of all signs and related electrical connections (if any) which shall be from Tenant’s junction box.

(b)	Interior

Supply and installation of all interior fixtures and finishes on the Premises including ceilings, lights, partitions, doors, floor coverings, vertical and horizontal transportation equipment, trade fixtures, security vaults, and all finishing thereof, and such other requirements as may be imposed by any regulatory authority having jurisdiction.

(c)	Telephones	Supply and installation of telephones, communication and alarm systems to and in the Premises.

(d)	Water and Drainage

Supply and installation of any plumbing service (including water heating required by Tenant) to and in the Premises from the point of access provided by Landlord, provided that Landlord may require to provide metering, but such metering shall be at Tenant’s expense.

(e)	Heating, Cooling

Supply and installation of secondary and Ventilation distribution ductwork and VAV boxes, if needed, including any approved modification to the primary systems, additional controls, and special ventilations, cooling and exhaust requirements.

(f)	Power

Supply and installation of electrical distribution systems for power and supplementary lighting to and in the Premises from the point of access provided by Landlord at the perimeter of the Premises, including any special electrical systems and any approved modifications to base Building systems to accommodate the same.

(g)	Fire Protections

Supply and installation of any and Sprinklers approved modifications to the Building’s fire detection and fire warning systems. Supply and installation of safety and emergency equipment and lighting as required by Tenant or any regulatory authority having jurisdiction which is additional to the base systems provided by Landlord. Installation of approved modifications to the base building

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sprinkler system [see 4.02(l)].

(h)	Stairways

If Tenant occupies two or more floors, where structurally feasible, stairways and other means of access between such floors required by Tenant and approved by Landlord, including approved modifications to the base building structure, framing and floor slab.

(i)	Garbage Removal	Provisions reasonably satisfactory to Landlord for storage and removal of perishable garbage during and after construction.

At Landlord’s sole discretion, Landlord may contract for all construction garbage removal to be share in common by all contractors working in the complex, and Landlord shall charge Tenant for its fair share use of the garbage facilities.

(j)	Special Items	The following, which require separate specific prior approval by Landlord, which shall not be unreasonably withheld or delayed:

(1) any opening, sign, storefront or other alteration or improvement on the exterior or demising walls of the Premises,

(2) any alarm or signal systems on the exterior walls of the Premises or Building. Individual antenna of any natures on the roof of the Building and all access to the roof, is prohibited,

(3) any proposed mezzanine on the Premises,

(4) any load suspended from the underside of the floor above or the roof structure of the Premises other than normal ceiling, ductwork, piping, and lighting and

(5) any working load on the floor of the Premises which is greater than the designed loads specified in the Building Standard.

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(k)	Special Services	Supply and installation of any special services required by Tenant and approved by Landlord (e.g., natural gas, compressed air, kitchen exhaust system, auxiliary exhaust system, etc.).

(l)	Work to be Performed	The following shall be carried out at Tenant’s expense and by Landlord’s Contractor provided same is at competitive rates:

(1) all approved modifications of the base Building structural, heating, cooling, ventilation, exhaust, control, electrical distribution and life safety systems as installed by Landlord.

(2) patching of Building Standard fireproofing,

(3) any drilling, cutting, coring and patching for conduit, pipe sleeves, chases, duct equipment, or openings in the floors, walls, columns or roofs of the Building which is approved by Landlord,

(4) installation of approved modifications to the Building Standard sprinkler system, and

(5) connections to base Building systems, except low pressure ductwork connection.

4.03                                                                           Modifications to the base Building systems and special requirements of Tenant can be considered by Landlord only if applied for at the time Tenant’s plans and specifications are submitted for approval and if they are compatible with the capacity and character of the Building. Any such approved modifications shall be made at Tenant’s expense and by Landlord’s contractor provided same is at competitive rates.

4.04                                                                           No construction work shall be undertaken or commenced by Tenant on the Building until:

(a)                                  plans and specifications fully describing the work, or changes to work previously approved, have been submitted to and approved by Landlord under Article 2.00.

(b)                                 all necessary building permits and all conventional insurance coverages

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have been obtained by Tenant,

(c)                                  proper provision has been made by Tenant for payment in full of the cost of the work, and

(d)                                 Landlord has given written notice that the work can proceed, subject to such reasonable conditions as Landlord may impose, as are reflected in this Lease or Construction Schedule.

4.05                                                                           Subject only to circumstances over which Tenant has no control and which could not have been avoided by Tenant by the exercise of due diligence, including events set forth in Article 20.09 of the Lease, Tenant shall proceed with its work expeditiously, continuously, and efficiently, and shall complete the same within the period provided in the Lease or other applicable agreement between the parties.

4.06                                                                           Tenant shall ensure that all materials and workmanship in Tenant’s Work shall be of uniformly high quality, not less than Building Standard, and in accordance with the very best standards of practice and any governing codes or regulations.

ARTICLE 5.00                                       TENANT’S ACCESS FOR COMPLETION OF WORK

5.01                                                                           Subject to compliance with applicable rules referred to in Article 4.00, and subject to the rights of existing tenants of the Additional Space, Tenant and designers, contractors, and workmen employed by Tenant shall have access to and non-exclusive use of the Premises to perform Tenant’s Work and such other work approved by Landlord as Tenant may desire. Any such work shall be done by contractors selected by Tenant and approved by Landlord, such approval not to be unreasonably withheld or delayed, provided that there shall be no conflict caused thereby with any union or other contract to which Landlord may be a party. If Tenant’s contractor or subcontractors or trades or workmen cause such conflict, Tenant shall forthwith remove them from the Building. Landlord shall have no responsibility or liability whatsoever with respect to any such work or attendant materials left or installed in the Building, and shall be reimbursed for any additional costs and expenses of Landlord caused thereby, or resulting directly or indirectly from any delays caused to Landlord, which are the fault of Tenant.

5.02                                                                           In order to ensure that work proceeds efficiently in the Building, Landlord may from time to time make rules for coordination of all construction work. Tenant shall ensure that any designer, contractor and workmen employed by Tenant is informed of and observes such rules, and prior to commencement of any construction work make appropriate arrangements with Landlord, particularly with respect to:

(a)                                  material and equipment storage

(b)                                 time and place of deliveries

(c)                                  hours of work and coordination of work

(d)                                 scheduling

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(e)                                  security

(f)                                    clean-up

5.03                                                                           Landlord may require that neat screens or hoardings as designed or prescribed by Landlord be erected at Tenant’s expense around the work and the Premises, that all work be conducted and all tools and materials be kept behind such hoardings, and that all cutting, drilling or other work of a noisy or vibrant nature be conducted outside the normal business hours of tenants in occupation.

5.04                                                                           Tenant shall at all times keep the Premises and adjacent areas free from accumulation of waste material or rubbish caused by his suppliers, contractors, or workmen. Landlord may require clean-up on a daily basis and reserves the right to do clean-up at the expense of Tenant if Landlord’s reasonable requirements in this regard are not complied with. At the completion of the work, Tenant’s contractor shall forthwith remove all rubbish and all tools, equipment and surplus materials from and about the Additional Space and shall leave the Premises clean to the satisfaction of Landlord. This final clean-up shall include the cleaning of light fixtures, windows, perimeter radiation units, entries and public space affected by the work.

5.05                                                                           Any damage caused by Tenant’s contractor or sub-trades to any property of Landlord or other tenants shall be repaired forthwith to the satisfaction of Landlord by Tenant at Tenant’s expense.

5.06                                                                           If Tenant’s contractor does not prosecute Tenant’s Work properly in accordance with the approved plans and specifications, Landlord, after five (5) day’s written notice to Tenant and Tenant’s contractor, and without prejudice to any other right or remedy Landlord may have, may remedy the default or make good any deficiencies, and recover the costs incurred therein from Tenant.

5.07                                                                           Not more than ten (10) working days after receipt of invoice therefor, Tenant shall reimburse Landlord for the fees (if any) payable by Landlord to Landlord’s architect, engineers, and electrical, mechanical and other consultants for examination of Tenant’s plans and specifications (including in particular electrical and mechanical details) and for inspection of work performed by Tenant’s contractors and workmen in accordance therewith.

ARTICLE 6.00                                       PERFORMANCE OF TENANT’S WORK BY LANDLORD

6.01                                                                           If Landlord performs any Tenant’s Work hereunder, whether at the request of Tenant or as provided herein to be performed by Landlord at Tenant’s cost, or if Landlord performs other work or supplies, materials, or equipment on the Premises or in the Building by agreement in writing with Tenant, Tenant shall pay to Landlord the direct cost thereof to Landlord plus fifteen percent (15%) of such cost in respect of coordination by Landlord.

6.02                                                                           Tenant shall pay to Landlord any amount payable under Article 6.01 not more than ten (10) working days after receipt of invoice therefor, provided that if

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request by Landlord, Tenant shall pay to Landlord thirty-five percent (35%) of the estimated amount thereof at the time Landlord commences such work or orders materials or equipment for such work and shall make progress payments to Landlord as the work proceeds in such amounts as Landlord may require.

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